SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒    Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Insured Municipal Term Trust, Inc.

BlackRock California Insured Municipal 2008 Term Trust, Inc.

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Insured Municipal 2008 Term Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock New York Insured Municipal 2008 Term Trust, Inc.

BlackRock California Investment Quality Municipal Trust, Inc.

BlackRock Florida Investment Quality Municipal Trust

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend AchieversTM Trust

BlackRock Global Opportunities Equity Trust

BlackRock High Income Shares

BlackRock Health Sciences Trust

BlackRock Global Energy and Resources Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend AchieversTM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

BlackRock Strategic Bond Trust

BlackRock Broad Investment Grade 2009 Term Trust, Inc.

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

BlackRock S&P 500® Protected Equity Fund, Inc.

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock MuniHoldings Florida Insured Fund

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Insured Fund, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

BlackRock MuniHoldings New York Insured Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock Senior High Income Fund, Inc.

BlackRock Apex Municipal Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Insured Fund, Inc.

BlackRock MuniHoldings Insured Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Preferred Income Strategies Fund, Inc.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC

BlackRock Multi-Strategy Hedge Advantage

BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock High Yield Trust

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock International Growth and Income Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	Of Filing Fee (Check the appropriate box):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BLACKROCK-ADVISED CLOSED-END FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

July 2, 2007

Dear Shareholder:

An annual meeting of your BlackRock-advised closed-end fund (each, a “Fund” and collectively, the “Funds”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Thursday, August 16, 2007, at 12:00 p.m. (noon) (Eastern time) (the “Meeting”), to vote on the proposals discussed in the enclosed joint proxy statement.

The purpose of the Meeting, and the reason why the dates of certain Funds’ regularly scheduled annual meetings were changed, is to seek shareholder approval of proposals recently approved by your Fund’s board of directors or trustees (each, an “Existing Board” and collectively, the “Existing Boards,” the members of which are referred to as “Board Members”). On September 29, 2006, BlackRock, Inc. (“BlackRock”) consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. These proposals would implement initiatives resulting from the Transaction.

Following the Transaction, BlackRock, in consultation with all of the boards of directors or trustees of the funds in the BlackRock family of funds, undertook a comprehensive review of all of the funds currently advised by BlackRock affiliates, including the funds formerly advised by MLIM, with a goal of moving the funds to a more cohesive and rational operating platform. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”) Subsequent to that review, and following extensive and substantial consultation with the Boards of the funds in the Fund complex, BlackRock recommended proposals designed to streamline and enhance the effectiveness of Board oversight of the Fund complex. At Board meetings held during May 2007, the Board Members approved these proposals on behalf of the Funds, subject to approval by the Funds’ shareholders.

One or more of these proposals require your approval. We are seeking your approval of proposals relating to the following issues through the enclosed joint proxy statement.

1. Elect Nominees (all Funds). As described in the enclosed joint proxy statement, all shareholders are being asked to elect director or trustee nominees of their Funds. Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two new boards (one new board would oversee certain equity funds, all fixed-income funds and all funds designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds). It is also proposed that a third new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively, the “New Boards.”) Each Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment

*	The Funds are listed in the Notice of Annual Meeting and in Appendix A to the enclosed joint proxy statement.

companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 7 of the enclosed joint proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

2. Approve Amendment of Declaration of Trust (certain Funds only). As described in the enclosed joint proxy statement, shareholders of certain Funds (each, an “Amending Fund”) are being asked to approve an amendment of that Amending Fund’s Declaration of Trust to increase the maximum number of Board Members to fifteen (15), so that all of the nominees to the New Board of each Amending Fund may be elected to each Amending Fund’s New Board and to allow for two additional Board Members to be elected in the future. Each Amending Fund’s Declaration of Trust currently permits a maximum of eleven (11) Board Members. In order to accomplish the Board consolidation discussed in Proposal 1 and to obtain the benefit of the nominees’ collective knowledge and experience, the Existing Board of each Amending Fund approved amending its Declaration of Trust.

Please note that separate joint proxy statements are being sent to the shareholders of the open-end funds in the Fund complex, who are being asked to vote on the Board consolidation discussed above. Also, shareholders of certain open-end funds are being asked to consider reorganizations involving their funds. Separate proxy materials relating to those proposed fund reorganizations have been, or will be, sent to shareholders of those funds.

The Board Members responsible for your Fund recommend that you vote “FOR” the proposal(s) with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each proposal.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Broadridge Financial Solutions, Inc. at 1-877-333-2297.

Sincerely,

Alice A. Pellegrino

Secretary of certain Funds

and

Vincent B. Tritto

Secretary of certain Funds

2

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the joint proxy statement?

A.	The purpose of the Meeting, and the reason why the dates of certain funds’ regularly scheduled annual meeting were changed, is to seek shareholder approval of proposals recently approved by your fund’s board of directors or trustees (each, an “Existing Board” and collectively, the “Existing Boards,” the members of which are referred to as “Board Members”). As a shareholder of one or more of the funds (each, a “Fund” and collectively, the “Funds”) advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), you are being asked to elect director or trustee nominees of your Fund and, in certain cases, to amend the Declaration of Trust of your Fund. (The funds currently advised by BlackRock Advisors are referred to as the “Fund complex,” and all of the boards of directors or trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”) The table beginning on page 9 of the joint proxy statement identifies the nominees that Fund shareholders are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposal(s) on which you are being asked to vote.

Q.	Why am I being asked to vote on these proposals?

A.	On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. The Transaction resulted in BlackRock having seven Boards that oversee nearly 300 funds. BlackRock and each Board believe that realigning and consolidating the seven Boards into three new boards (each, a “New Board” and collectively, the “New Boards”) would enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the funds in the Fund complex. The proposal relating to the amendment of the Declaration of Trust of certain Funds is necessary in order to accomplish the realignment and consolidation of the Existing Boards with respect to those Funds.

The proposals cannot be effected without shareholder approval. Your Fund’s Existing Board has approved the proposals you are being asked to vote on, believes they are in shareholders’ best interests, and recommends that you approve them.

Q.	What am I being asked to vote “FOR” in the joint proxy statement?

A.

Shareholders are being asked to elect director or trustee nominees, as described in Proposal 1. Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds are overseen by just two New Boards (one New Board would oversee certain equity funds, fixed-income funds and all funds designed for sale through insurance company separate accounts, and the other New Board would oversee certain other equity funds and money market funds). It is also proposed that a third New Board would oversee the closed-end funds. The proposals for the open-end funds are covered in separate proxy statements. Each Board has reviewed the qualifications and backgrounds of the nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. As discussed in more detail on page 7 of the enclosed joint proxy statement, the Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex.

Shareholders of certain Funds (each, an “Amending Fund”) are being asked to approve an amendment of that Amending Fund’s Declaration of Trust to increase the maximum number of Board Members to fifteen (15), so that all of the nominees to the New Board of each Amending Fund may be elected to each Amending Fund’s New Board and to allow for two additional Board Members to be elected in the future. Each Amending Fund’s Declaration of Trust currently permits a maximum of eleven (11) Board Members. In order to accomplish the Board consolidation discussed in Proposal 1 and to obtain the benefit of the nominees’ collective knowledge and experience, the Existing Board of each Amending Fund approved amending its Declaration of Trust.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the proposal(s) recommended by the Existing Boards can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	Am I being asked to approve a reorganization of my fund with another fund?

A.	Not as part of the joint proxy statement; however, as part of the Board consolidation initiative discussed above, shareholders of a number of open-end funds are being asked to consider a reorganization of their fund with another open-end fund. If this type of reorganization is proposed for your open-end fund, you will receive (or may have already received) a separate combined proxy statement/prospectus to consider and vote on that proposal.

Q.	Are the Funds paying for the cost of the joint proxy statement?

A.

The costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds, except for the Funds described in the paragraph below. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds, except for the Funds described in the paragraph below. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The portion of the costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, applicable to each of Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Advantage and BlackRock Multi-Strategy Hedge Opportunities LLC, will be shared equally by BlackRock and each such Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement with respect to those Funds, also will be shared equally by BlackRock and such Funds. These costs are being shared with BlackRock because such Funds do not normally hold annual shareholders’ meetings. Costs that are borne by such Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $669,559 for such solicitation services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Broadridge, the Funds’ proxy solicitor, at 1-877-333-2297.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also attend the Meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

BLACKROCK-ADVISED CLOSED-END FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on August 16, 2007

Annual meetings (each, a “Meeting”) of the shareholders of the funds identified below (each, a “Fund”) will be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Thursday, August 16, 2007, at 12:00 p.m. (noon) (Eastern time), to consider and vote on the proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To Elect Nominees of the Funds. (To be voted on by the shareholders of all of the Funds.)

PROPOSAL 2.	To Amend the Declaration of Trust. (To be voted on by the shareholders of certain Funds identified in the table beginning on page 3 of the Joint Proxy Statement.)

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” the Proposal(s) upon which you are being asked to vote.

Shareholders of record as of the close of business on June 20, 2007 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of June 20, 2007, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Directors/Trustees,

Alice A. Pellegrino

Secretary of certain Funds

and

Vincent B. Tritto

Secretary of certain Funds

July 2, 2007

1

Funds Holding Annual Meetings of Shareholders on August 16, 2007

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Insured Municipal Term Trust, Inc.

BlackRock California Insured Municipal 2008 Term Trust, Inc.

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Insured Municipal 2008 Term Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock New York Insured Municipal 2008 Term Trust, Inc.

BlackRock California Investment Quality Municipal Trust, Inc.

BlackRock Florida Investment Quality Municipal Trust

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

BlackRock S&P 500® Protected Equity Fund, Inc.

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock MuniHoldings Florida Insured Fund

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Insured Fund, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

BlackRock MuniHoldings New York Insured Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock Senior High Income Fund, Inc.

BlackRock Apex Municipal Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Insured Fund, Inc.

BlackRock MuniHoldings Insured Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

2

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend AchieversTM Trust

BlackRock Global Opportunities Equity Trust

BlackRock High Income Shares

BlackRock Health Sciences Trust

BlackRock Global Energy and Resources Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend AchieversTM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

BlackRock Strategic Bond Trust

BlackRock Broad Investment Grade 2009 Term Trust, Inc.

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Preferred Income Strategies Fund, Inc.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC

BlackRock Multi-Strategy Hedge Advantage

BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock High Yield Trust

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock International Growth and Income Trust

3

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BLACKROCK-ADVISED CLOSED-END FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 16, 2007

JOINT PROXY STATEMENT

This joint proxy statement (the “Joint Proxy Statement”) is furnished in connection with the solicitation by the board of directors or trustees (each, an “Existing Board,” the members of which are referred to as “Board Members”) of each of the BlackRock-advised funds listed in the accompanying Notice of Annual Meeting of Shareholders (each, a “Fund”) of proxies to be voted at an annual meeting of shareholders of each such Fund to be held BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10022, on Thursday, August 16, 2007, at 12:00 p.m. (noon) (Eastern time) (for each Fund, a “Meeting”), and at any and all adjournments or postponements thereof. A Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about July 5, 2007.

Each Fund is organized as either a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”), a Delaware statutory trust (each, a “Delaware Trust”) or a Delaware limited liability company (each, a “Delaware LLC”). The Massachusetts Trusts, Maryland Corporations, Delaware Trusts and Delaware LLCs are investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list of each Massachusetts Trust, Maryland Corporation, Delaware Trust and Delaware LLC is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on June 20, 2007 (the “Record Date”) are entitled to attend and to vote at that Fund’s Meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock or auction market preferred shares of beneficial interest (collectively, “AMPS”) of each of the Funds identified in Appendix A (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock or shares of beneficial interest (collectively, “common stock”) of those AMPS Funds and will vote together with the common stock as a single class on the proposal on which they are entitled to vote, and separately on a proposal on which they are entitled to vote separately. The manner in which shareholders of each Fund are entitled to vote is shown in the section below entitled “Vote Required and Manner of Voting Proxies.” The quorum requirement for each Fund, and the vote requirement for Proposal 1, is set forth in Appendix B. The vote requirement for Proposal 2 is set forth under “Vote Required and Manner of Voting Proxies.” If you are a shareholder of a Fund organized in a “master/feeder” structure, you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master Fund (noted in Appendix A).

The number of shares of each Fund outstanding as of the close of business on the Record Date and the net assets of each Fund as of that date are shown in Appendix A. Except as set forth in

Appendix J, to the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of five percent or more of a class of that Fund’s outstanding shares.

The Fund of which you are a shareholder is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On any matter coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meetings.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Please also note that, as part of the initiatives that are designed to eliminate overlapping and duplicative product offerings within the BlackRock family of funds, shareholders of certain open-end funds are being asked to consider reorganizations involving their funds. Separate proxy materials relating to those proposed fund reorganizations have been, or will be, sent to applicable shareholders.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.

The following table shows which proposals shareholders of each Fund are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

SUMMARY OF PROPOSALS AND FUNDS VOTING

Name of Fund	Proposal No. 1— to Elect Nominees	Proposal No. 2— to Amend the Fund’s Declaration of Trust
BlackRock Long-Term Municipal Advantage Trust	✓	✓
BlackRock California Insured Municipal Income Trust	✓	✓
BlackRock Florida Insured Municipal Income Trust	✓	✓
BlackRock New York Insured Municipal Income Trust	✓	✓
BlackRock Municipal Income Trust II	✓	✓
BlackRock New York Municipal Income Trust II	✓	✓
BlackRock California Municipal Income Trust II	✓	✓
BlackRock California Municipal Bond Trust	✓	✓
BlackRock Municipal Bond Trust	✓	✓
BlackRock Florida Municipal Bond Trust	✓	✓
BlackRock New Jersey Municipal Bond Trust	✓	✓
BlackRock New York Municipal Bond Trust	✓	✓
BlackRock Maryland Municipal Bond Trust	✓	✓
BlackRock Virginia Municipal Bond Trust	✓	✓
BlackRock California Municipal 2018 Term Trust	✓	✓
BlackRock New York Municipal 2018 Term Trust	✓	✓
BlackRock Municipal 2018 Term Trust	✓	✓
BlackRock California Municipal Income Trust	✓	✓
BlackRock Municipal Income Trust	✓	✓
BlackRock Florida Municipal Income Trust	✓	✓
BlackRock New Jersey Municipal Income Trust	✓	✓
BlackRock New York Municipal Income Trust	✓	✓
BlackRock Insured Municipal Income Trust	✓	✓
BlackRock Pennsylvania Strategic Municipal Trust	✓	✓
BlackRock Strategic Municipal Trust	✓	✓
BlackRock Insured Municipal Term Trust, Inc.	✓
BlackRock California Insured Municipal 2008 Term Trust, Inc.	✓
BlackRock Florida Insured Municipal 2008 Term Trust	✓	✓
BlackRock Insured Municipal 2008 Term Trust, Inc.	✓
BlackRock Investment Quality Municipal Trust, Inc.	✓
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	✓
BlackRock California Investment Quality Municipal Trust, Inc.	✓
BlackRock Florida Investment Quality Municipal Trust	✓	✓
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	✓
BlackRock New York Investment Quality Municipal Trust, Inc.	✓
BlackRock Global Equity Income Trust	✓	✓
BlackRock Preferred and Equity Advantage Trust	✓	✓

Name of Fund	Proposal No. 1— to Elect Nominees		Proposal No. 2— to Amend the Fund’s Declaration of Trust
BlackRock Real Asset Equity Trust		✓	✓
BlackRock World Investment Trust		✓	✓
BlackRock Enhanced Dividend AchieversTM Trust		✓	✓
BlackRock Global Opportunities Equity Trust		✓	✓
BlackRock High Income Shares		✓
BlackRock Health Sciences Trust		✓	✓
BlackRock Global Energy and Resources Trust		✓	✓
BlackRock Global Floating Rate Income Trust		✓	✓
BlackRock S&P Quality Rankings Global Equity Managed Trust		✓	✓
BlackRock Strategic Dividend AchieversTM Trust		✓	✓
BlackRock Dividend AchieversTM Trust		✓	✓
BlackRock Limited Duration Income Trust		✓	✓
BlackRock Municipal 2020 Term Trust		✓	✓
BlackRock Florida Municipal 2020 Term Trust		✓	✓
BlackRock Preferred Opportunity Trust		✓	✓
BlackRock Core Bond Trust		✓	✓
BlackRock Strategic Bond Trust		✓	✓
BlackRock Broad Investment Grade 2009 Term Trust, Inc.		✓
BlackRock High Yield Trust		✓	✓
BlackRock Income Trust, Inc.		✓
BlackRock Income Opportunity Trust, Inc.		✓
BlackRock International Growth and Income Trust		✓
BlackRock MuniYield Florida Insured Fund		✓
BlackRock MuniYield Michigan Insured Fund, Inc.		✓
BlackRock MuniYield New Jersey Insured Fund, Inc.		✓
BlackRock MuniYield Pennsylvania Insured Fund		✓
BlackRock S&P 500® Protected Equity Fund, Inc.		✓
BlackRock Muni Intermediate Duration Fund, Inc.		✓
BlackRock Muni New York Intermediate Duration Fund, Inc.		✓
BlackRock Debt Strategies Fund, Inc.		✓
Master Senior Floating Rate LLC		✓
BlackRock Senior Floating Rate Fund, Inc.		✓
BlackRock Senior Floating Rate Fund II, Inc.	✓
BlackRock Diversified Income Strategies Fund, Inc.	✓
BlackRock Floating Rate Income Strategies Fund, Inc.	✓
BlackRock Floating Rate Income Strategies Fund II, Inc.	✓
BlackRock MuniHoldings Florida Insured Fund	✓
BlackRock MuniHoldings Fund, Inc.	✓
BlackRock MuniHoldings Fund II, Inc.	✓
BlackRock MuniHoldings Insured Fund, Inc.	✓
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	✓
BlackRock MuniHoldings New York Insured Fund, Inc.	✓
BlackRock MuniVest Fund, Inc.	✓
BlackRock MuniVest Fund II, Inc.	✓
BlackRock Senior High Income Fund, Inc.	✓
BlackRock Apex Municipal Fund, Inc.	✓
BlackRock Corporate High Yield Fund, Inc.	✓

Name of Fund	Proposal No. 1— to Elect Nominees	Proposal No. 2— to Amend the Fund’s Declaration of Trust
BlackRock Corporate High Yield Fund III, Inc.	✓
BlackRock Corporate High Yield Fund V, Inc.	✓
BlackRock Corporate High Yield Fund VI, Inc.	✓
BlackRock MuniAssets Fund, Inc.	✓
BlackRock MuniEnhanced Fund, Inc.	✓
BlackRock MuniHoldings California Insured Fund, Inc.	✓
BlackRock MuniHoldings Insured Fund II, Inc.	✓
BlackRock MuniYield Fund, Inc.	✓
BlackRock MuniYield Arizona Fund, Inc.	✓
BlackRock MuniYield California Fund, Inc.	✓
BlackRock MuniYield California Insured Fund, Inc.	✓
BlackRock MuniYield Florida Fund	✓
BlackRock MuniYield Insured Fund, Inc.	✓
BlackRock MuniYield Michigan Insured Fund II, Inc.	✓
BlackRock MuniYield New Jersey Fund, Inc.	✓
BlackRock MuniYield New York Insured Fund, Inc.	✓
BlackRock MuniYield Quality Fund, Inc.	✓
BlackRock MuniYield Quality Fund II, Inc.	✓
BlackRock Enhanced Capital and Income Fund, Inc.	✓
BlackRock Preferred Income Strategies Fund, Inc.	✓
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	✓
BlackRock Multi-Strategy Hedge Opportunities LLC	✓
BlackRock Multi-Strategy Hedge Advantage	✓
BlackRock Enhanced Equity Yield Fund, Inc.	✓
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	✓
BlackRock Enhanced Government Fund, Inc.	✓

PROPOSAL 1—TO ELECT NOMINEES

The purpose of this Proposal 1 is to elect director or trustee nominees (each, a “Nominee”) of each Fund. (The funds currently advised by BlackRock Advisors, LLC, BlackRock Institutional Management Corporation or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”), are referred to as the “Fund complex,” and all of the Boards of Directors or Trustees of the funds in the Fund complex, including the Existing Boards, are referred to collectively as the “Boards.”)

Currently, seven different Boards oversee the open-end and closed-end funds in the Fund complex. It is proposed that the Boards be realigned and consolidated so that the open-end funds would be overseen by two new boards. One new board would oversee certain equity funds, all fixed-income funds and all funds in the Fund complex designed for sale through insurance company separate accounts, and the other new board would oversee certain other equity funds and all money market funds in the Fund complex. It is also proposed that a third new board would oversee the closed-end funds. (Each new board is referred to as a “New Board” and collectively as the “New Boards.”) The proposals for the open-end funds are covered in separate proxy statements. As discussed below, this realignment and consolidation is expected to enable the New Boards to focus more attention on issues of particular relevance to the types of funds they oversee and to streamline and enhance the effectiveness of New Board oversight of the Fund complex. Also, it is expected that having fewer Boards will facilitate greater communication between fund management and the New Boards.

It is intended that the proxy card, if properly executed, will be voted for all Nominees for the New Board of each Fund unless a proxy contains specific instructions to the contrary. Each Nominee’s term of office will commence, if such Nominee is properly elected, on or about November 1, 2007. The Nominees of certain Funds identified in Appendix A (each, a “Staggered Board Fund”) are classified into three classes: Class I, Class II and Class III. The term of office of these Nominees in Class I, Class II and Class III will expire the later of 2008, 2009 and 2010, respectively, or until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal. The term of office of the Nominees for all of the other Funds that are not Staggered Board Funds will expire in 2008 or until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal. For the Amending Funds (defined below) discussed in Proposal 2, the election of two of the Nominees (the “Contingent Nominees”) would be contingent upon shareholder approval of Proposal 2. The Nominees who are “interested persons” under the 1940 Act, Richard S. Davis and Henry Gabbay, are the Contingent Nominees. If shareholders of an Amending Fund do not approve Proposal 2, the Contingent Nominees would not serve on that Amending Fund’s New Board regardless of the number of votes each Contingent Nominee receives.

With respect to the AMPS Funds, it is intended that (i) all properly executed proxies of the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Nominees listed in the table below identified as “AMPS Nominees” to be elected by the holders of AMPS; (ii) for AMPS Funds, other than BlackRock MuniVest Fund, Inc., all properly executed proxies of the holders of common stock and AMPS, voting together as a single class, will be voted “FOR” the other Nominees listed in the chart; and (iii) for BlackRock MuniVest Fund, Inc., all properly executed proxies of holders of common stock, voting separately as a class, will be voted “FOR” the other Nominees listed in the chart.

Reasons for Board Realignment and Consolidation

On September 29, 2006, BlackRock consummated a transaction (the “Transaction”) with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”), combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with approximately $1.154 trillion in assets under management as of March 31, 2007. Following the Transaction, BlackRock, in consultation with the Board of each of the funds in the Fund complex, undertook a review of the investment advisory operations it had acquired and the operations of the funds formerly advised by MLIM with the goal of moving the funds to a more cohesive and rational operating platform. BlackRock and the Boards each discussed certain proposals designed to achieve this goal. Specifically, the Boards discussed with BlackRock the possibility of consolidating the Boards. Discussions were held with each of the seven Boards and ideas for consolidation were considered, including the appropriate number of Boards, the appropriate number of Board Members and which Board would be best suited to oversee specific types of funds (open-end equity, open-end fixed-income, open-end money market funds and closed-end funds). These meetings were facilitated by outside counsel and were held among the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), as well as with management personnel from BlackRock. Over the course of several months and numerous such meetings, consensus was reached on the appropriate structure for the New Boards, the number of New Boards, and the composition of those New Boards, as well as the funds each New Board would oversee, and these results were proposed for consideration at each Board’s next in person meeting.

Among BlackRock and the Boards’ proposals was a recommendation that the number of Boards overseeing the funds be reduced by the election of a single New Board intended to oversee certain open-end equity funds, all open-end fixed-income funds and all open-end funds in the Fund complex designed for sale through insurance company separate accounts, a second New Board intended to oversee the other open-end equity funds and all money market funds in the Fund complex and a third New Board intended to oversee all closed-end funds. The proposals would result in a Fund complex overseen by three distinct New Boards. BlackRock, in consultation with the Boards, also proposed that the number of Board Members who are “interested persons” of the Funds as defined in the 1940 Act consist of two (2) members of the New Board overseeing the closed-end funds and the New Board overseeing certain open-end equity funds and all money market funds in the Fund complex, and three (3) members of the New Board overseeing certain other open-end equity funds, all open-end fixed-income funds and all open-end funds in the Fund complex designed for sale through insurance company separate accounts.

At meetings held during May 2007, each Board determined that realigning the Boards into a smaller number of Boards may provide benefits to shareholders of the funds in the Fund complex. Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with BlackRock Advisors. In addition, the Board Members had the opportunity to meet their counterparts on other Boards in the Fund complex. The Board Members and BlackRock believe that: (i) a single New Board overseeing funds of a specific type may enhance that New Board’s efficiency by enabling Board Members to focus their attention on issues common to many of the funds overseen by the New Boards and to act to resolve these issues in a shorter time frame; (ii) realigning the Boards into three New Boards may reduce certain fund expenses, such as costs associated with holding Board meetings, committee meetings and, to the extent necessary, shareholder meetings; (iii) reducing the administrative costs and burden on fund management that are inherent in reporting to seven Boards may allow fund management to devote more time and resources to providing other services to the funds in the Fund complex, including to facilitate management’s high level planning and strategic initiatives for the entire Fund complex; (iv) having fewer Boards will facilitate more effective communication between fund management and the New Boards; (v) a smaller number of Boards may result in more efficient and effective presentations at New Board meetings; and (vi) a smaller number of Boards may benefit the funds and their shareholders by enhancing the effectiveness of New Board oversight of the funds, their management and their other service providers and may facilitate more uniform oversight of the funds in the Fund complex. The Funds do not expect to realize immediate savings on director compensation in the aggregate across all of the New Boards because the total number of Independent Board Members will not materially change. Board Member compensation costs might increase in the short run because of the larger size of the New Boards, but any such increase is not expected to be material to any Fund. There could be future savings, however, if (as is anticipated) normal retirements reduce Board size. Independent Board Member compensation has not yet been established by the New Boards.

The Boards also reviewed the efficiencies sought to be gained through Board consolidation, focusing on, among other things, the significant reduction in the volume of Board materials required to be prepared by BlackRock Advisors and the funds’ other service providers for each of the seven quarterly Board meetings. Additionally, the Boards focused on ensuring that portfolio management time dedicated to keeping the multiple Boards up to date on performance and portfolio management issues across the seven Boards could be efficiently managed. The Board noted, as an example, that many senior portfolio managers currently attend many Board meetings each quarter and that if the Board consolidation were approved, such portfolio managers would only have to attend at most three Board meetings each quarter. The Boards also considered the benefits from a compliance perspective. In particular, the Boards considered that the seven Board structure resulted in the creation of four separate sets of compliance policies and procedures and compliance manuals, and that while these compliance materials are broadly consistent across the Fund complex, consolidating the Boards into the New Board structure would promote the adoption of uniform compliance policies and procedures for the appropriate funds overseen by each New Board. The Boards and BlackRock concluded that the Board consolidation would result in efficiencies in terms of compliance monitoring and oversight and would streamline New Board reporting and monitoring of fund compliance.

These individual Board meetings were held during May 2007, and the proposals described in this Joint Proxy Statement were considered and approved unanimously by those Board Members present at the May meetings. You are being asked to elect the Nominees of your Fund’s New Board. Each Nominee has consented to serve on the New Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members.

The nominations of the Nominees listed below have been approved by the Board Members. Information about the Nominees of your Fund’s New Board is set forth in the section below. Each Existing Board has determined that the number of Board Members shall be fixed at thirteen (13), with the exception that with respect to the Amending Funds such amount will be contingent upon shareholder approval of Proposal 2. If shareholders of an Amending Fund do not approve Proposal 2, the number of Board Members would remain fixed at eleven (11) and the Contingent Nominees would not serve on that Amending Fund’s New Board regardless of the number of votes each Contingent Nominee receives.

Nominees

The Nominees of your Fund’s New Board, including their ages, their current position(s) with the Funds and length of time served, their principal occupations during at least the past five years, the number of funds in the Fund complex the Nominees oversee or would oversee and any public company board memberships they hold are set forth below. Unless otherwise indicated, the address of each Nominee is 40 East 52nd Street, New York, New York 10022. Each Nominee was nominated by the nominating committee of the Existing Board of each respective Fund. The Nominees also considered candidates for Chairman and Vice Chairman of your Fund’s New Board, and Richard E. Cavanagh was selected to serve as Chairman and Karen P. Robards was selected to serve as Vice Chair of each New Board.

BlackRock Broad Investment Grade 2009 Term Trust, Inc. (“BCT”) holds substantially all of its assets in its wholly owned subsidiary, BCT Subsidiary, Inc. (“BCTS”). The board of the wholly owned subsidiary is identical to the Existing Board of its parent company. Accordingly, Nominees elected as Board Members of BCT will be appointed by BCT to serve as Board Members of BCTS, which has investment objectives and policies identical to BCT.

Richard S. Davis and Henry Gabbay are “interested persons” of all of the funds in the Fund complex as defined in the 1940 Act by virtue of their positions with BlackRock and its affiliates described in the table below.

Name and Age	Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Independent Nominees:
G. Nicholas Beckwith, III(1) Age: 61	N/A	N/A	Chairman and Chief Executive Officer, Arch Street Management, LLC; Chairman & CEO, Beckwith Blawnox Property LLC; Chairman & CEO, Beckwith Clearfield Property LLC; Chairman & CEO, Beckwith Delmont Property LLC; Chairman & CEO, Beckwith Erie Property LLC; Chairman, Penn West Industrial Trucks LLC; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (until October 2005); Chairman of the Board of Directors, University of Pittsburgh Medical Center; Board of Visitors, University of Pittsburgh School of Medicine; Board of Directors: Shadyside Hospital Foundation; Beckwith Institute for Innovation in Patient Care; Member, Advisory Council on Biology and Medicine, Brown University; Trustee, Claude Worthington Benedum Foundation; Chatham College; University of Pittsburgh; Emeritus Trustee, Shadyside Academy.	1 registered investment company consisting of 10 portfolios	112 registered investment companies	Board of Directors, National Retail Properties, Inc.; and Beckwith Family Foundation.

Name and Age	Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Richard E. Cavanagh(3) Age: 61	Board Member of certain Funds	Since 1994	Retired. President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-2007; Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995; Acting Director, Harvard Center for Business and Government (1991-1993); Former Partner (principal) of McKinsey & Company, Inc. (1980-1988); Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979); Coauthor, The Winning Performance (best selling management book published in 13 national editions).	60 registered investment companies	112 registered investment companies	Trustee; Aircraft Finance Trust (AFT) and Educational Testing Service (ETS); Director, Arch Chemical, Fremont Group (investments) and The Guardian Life Insurance Company of America.

Kent Dixon(1) Age: 69	Board Member of certain Funds	Since 1988	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association; former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	60 registered investment companies	112 registered investment companies	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Name and Age	Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Frank J. Fabozzi**(2) Age: 58	Board Member of certain Funds	Since 1988	Consultant/Editor of The Journal of Portfolio Management; Frederick Professor in the practice of Finance at the School of Management at Yale University; Author and editor of several books on fixed income portfolio management; Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	60 registered investment companies	112 registered investment companies	None.

Kathleen F. Feldstein(3) Age: 66	Board Member of certain Funds	Since 2005	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA since 2000.	60 registered investment companies	112 registered investment companies	Director of The McClatchy Company (publishing); Trustee of Partners Community Healthcare, Inc., the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House (healthcare); Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.

James T. Flynn(2) Age: 67	Board Member of certain Funds	Since 1995	Retired. Chief Financial Officer of JP Morgan & Co. Inc. from 1990 to 1995 and an employee of JP Morgan in various capacities from 1967 to 1995.	17 registered investment companies consisting of 24 portfolios	112 registered investment companies	None.

Jerrold B. Harris(3) Age: 64	N/A	N/A	Until September 1, 1999, President and Chief Executive Officer, VWR Scientific Products Corp.	1 registered investment company consisting of 10 portfolios	112 registered investment companies	Trustee, Ursinus College; Director, BlackRock Kelso Capital Corporation; Director, Tromner LLC.

Name and Age	Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
R. Glenn Hubbard(1) Age: 48	Board Member of certain Funds	Since 2004	Dean of Columbia Business School since July 1, 2004; Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1997-2004; Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago; Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University; Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991-1993; Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.	60 registered investment companies	112 registered investment companies	Director of Metropolitan Life Insurance Company; Director of ADP (data and information services), Dex Media, KKR Financial Corporation, and Ripplewood Holdings (investment management); Director of Duke Realty; Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse; Trustee of Fifth Avenue Presbyterian Church of New York and the Economic Club of Capmark, New York.

W. Carl Kester**(1) Age: 55	Board Member of certain Funds	Since 1995	Deputy Dean for Academic Affairs, Harvard Business School since 2006; Mizuho Financial Group, Professor of Finance, Harvard Business School, Unit Head, Finance from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, 1999 to 2005, Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.	17 registered investment companies consisting of 24 portfolios	112 registered investment companies	None.

Name and Age	Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Karen P. Robards(2) Age: 57	Board Member of certain Funds	Since 1998	Partner of Robards & Company, LLC, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. from 1996 to 2005; Director of AtriCure, Inc. since 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	17 registered investment companies consisting of 24 portfolios	112 registered investment companies	Director, AtriCure, Inc. (medical devices).

Robert S. Salomon, Jr.(1) Age: 70	Board Member of certain Funds	Since 1997	Retired. Principal of STI Management (investment adviser) from 1994 to 2005; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	37 registered investment companies consisting of 57 portfolios	112 registered investment companies	None.
Interested Nominees:
Richard S. Davis***(2) Age: 60	N/A	N/A	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000–2005); Chairman of the Board of Trustees, State Street Research mutual funds (2000–2005); Senior Vice President, Metropolitan Life Insurance Company (1999–2000); Chairman, SSR Realty (2000–2004).	3 registered investment companies consisting of 63 portfolios	184 registered investment companies consisting of 171 portfolios	None.

Henry Gabbay***(3) Age: 59	N/A	N/A	Consultant, BlackRock (since July 2007); Managing Director, BlackRock, Inc. (1989–June 2007); Chief Administrative Officer, BlackRock Advisors, LLC (1998–2007); President of BlackRock FundsSM and BlackRock Bond Allocation Target Shares (2005–2007); Treasurer of certain closed–end funds in the Fund complex (1989–2006).	None.	184 registered investment companies consisting of 171 portfolios	None.

*	Indicates the earliest year in which Nominee became a Board Member for a Fund in the Fund complex.
**	AMPS Nominee.
***	Contingent Nominee for the Amending Funds.
(1)	Class I Staggered Board Fund Nominee
(2)	Class II Staggered Board Fund Nominee
(3)	Class III Staggered Board Fund Nominee

Roscoe S. Suddarth is expected to serve on the advisory board of each Fund; however, Mr. Suddarth is not a Nominee and shareholders are not being asked to elect him to the New Board. It is anticipated that Mr. Suddarth will serve on the advisory board through December 31, 2007.

Name and Age	Current Position(s) with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex		Other Board Memberships Held
				Currently Overseen	To Be Overseen
Advisory Board Member:
Roscoe S. Suddarth Age: 71	Board Member of certain Funds	Since 2000	Retired. President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995 and Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	46 registered investment companies consisting of 48 portfolios	112 registered investment companies	None.

*	Indicates the earliest year in which Advisory Board Member became a Board Member for a Fund in the Fund complex.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Independent Board Members of the Existing Boards for each Fund’s most recent fiscal year is set forth in Appendix C. No compensation information is shown for Board Members whose term of office will not continue, for certain Funds identified in Appendix C, after November 1, 2007.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they are nominated to oversee, as well as other funds in the Fund complex, as of March 31, 2007 is set forth in Appendix D.

Attendance of Board Members at Annual Shareholders’ Meetings: It is the policy of certain Funds, identified in Appendix A, to encourage Board Members to attend the annual shareholders’ meeting; however, certain other Funds, identified in Appendix A, do not have a policy with regard to attendance of Board Members at annual shareholders’ meetings.

Existing Board Meetings: Information relating to the number of times that the Existing Boards on which the Board Members served met during each Fund’s most recent fiscal year is set forth in Appendix E.

Standing Committees of the Existing Boards: Information relating to the various standing committees of the Existing Boards is set forth in Appendix F.

Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”): Section 16(a) of the Exchange Act requires the officers and Board Members of each Fund and persons who own more than ten percent of any class of equity securities of a Fund to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, Board Members and greater than ten percent shareholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on a review of the copies of such forms, and amendments thereto, with respect to each Fund, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Board Members, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e., any advisory board member, investment adviser or affiliated person of a Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during each Fund’s most recent fiscal year. Due to administrative oversight three Form 4 reports were filed late on behalf of Mr. Hubbard, with respect to BlackRock Long-Term Municipal Advantage Trust, BlackRock Real Asset Equity Trust and BlackRock Preferred and Equity Advantage Trust representing three transactions, and one Form 4 report was filed late on behalf of Mr. Dixon, with respect to BlackRock Enhanced Dividend Achievers™ Trust representing two transactions. There were no known failures to file a required Form.

Officers of the Funds

Information about the officers of each Fund, including their ages and their principal occupations during the past five years, is set forth in Appendix H.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. The Funds organized under Massachusetts law generally prohibit indemnification where it is finally adjudicated that those seeking indemnification did not act in good faith in the reasonable belief that their actions were in the best interests of the Massachusetts Trust. For Funds incorporated under Maryland law, indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, which are material to the matter giving rise to the proceeding, or with respect to which an improper personal benefit in money, property or services was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the Fund complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to Board Members who leave that fund’s Board and serve on an advisory board of a different fund in the Fund complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a Board Member retires from a Board and (iii) in the case of Board Members who leave a Board of a fund in connection with the Board consolidation contemplated by this Joint Proxy Statement, clarifies that that fund continues to indemnify the Board Member for claims arising out of his or her past service to that fund.

Your Existing Board recommends that you vote “FOR” the election of each of the Nominees to the New Board.

PROPOSAL 2 —TO AMEND THE DECLARATION OF TRUST OF AMENDING FUNDS

The Declaration of Trust of each Fund listed below (each, an “Amending Fund”) currently permits a maximum of eleven (11) Board Members. In order to accomplish the Board consolidation discussed in Proposal 1 and to obtain the benefit of the Nominees’ collective knowledge and experience, the Existing Board of each Amending Fund approved amending its Declaration of Trust to increase the maximum number of Board Members to fifteen (15), so that all of the Nominees to the New Board of each Amending Fund may be elected to each Amending Fund’s Board and to allow for two additional Board Members to be elected in the future. The Boards considered that the maximum number of Board Members set at fifteen would provide each Amending Fund flexibility in the future to add additional Board Members as the New Board may see fit. In connection with the Board consolidation discussed in Proposal 1, the Boards of the Amending Funds noted that based on their evaluation of the Nominees of each Amending Fund and the conclusions made regarding the benefits of the Board consolidation to shareholders, it would be appropriate for each Amending Fund to have a New Board with thirteen Board Members.

This amendment requires the approval of shareholders of the respective Amending Fund, so the Existing Board of each Amending Fund also approved submitting the amendment to shareholders of each Amending Fund. If Proposal 2 is approved by the shareholders of an Amending Fund, the Declaration of Trust of such Amending Fund will be amended to increase the maximum number of Board Members to fifteen (15). Each Nominee, however, will serve as a Board Member of such Amending Fund only if he or she also is elected a Board Member under Proposal 1. In addition, the approval by shareholders of one Amending Fund is not contingent on the approval by shareholders of any other Amending Fund.

Proposal 2:

It is proposed that for each Amending Fund, shareholders vote to amend its Declaration of Trust to change the maximum number of permitted Board Members allowed on its respective New Board to fifteen (15).

Funds to Amend their Declaration of Trust (the Amending Funds)

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Strategic Bond Trust

BlackRock High Yield Trust

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Florida Investment Quality Municipal Trust

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend Achievers TM Trust

BlackRock Global Opportunities Equity Trust

BlackRock Health Sciences Trust

BlackRock Global Energy and Resources Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend Achievers TM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

Your Existing Board recommends that you vote “FOR” this proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix B. A quorum of the shareholders of a Fund is required in order for that Fund to take any action at the Meeting with respect to Proposal 1 and Proposal 2.

The shareholders of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc., which are organized as feeder funds in a master/feeder structure in which each such Fund (each, a “Feeder Fund”) invests all or substantially all of its assets in Master Senior Floating Rate LLC (the “Master Fund”), will also vote on Proposal 1 with respect to the election of the Nominees to the Board of the Master Fund.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Nominees in Proposal 1 and “FOR” Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Meetings. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Nominees in Proposal 1 and the amendment of the Declaration of Trust of the Amending Funds in Proposal 2 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 and Proposal 2 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposals 1 and 2.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proposal 1:

•	The vote requirement for each Fund to elect Nominees is set forth in Appendix B.

•	The shareholders of each Feeder Fund will also vote on Proposal 1 with respect to the election of the Nominees to the Board of the Master Fund.

Proposal 2:

•

The holders of AMPS, if any, and the holders of the common stock of an Amending Fund are entitled to vote on Proposal 2 as a single class. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the Meeting at which a quorum exists.

Approval of the proposals will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and broker non-votes will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 1 for Funds (identified in Appendix B) which require the affirmative vote of a majority of the outstanding shares present, in person or by proxy, and a vote against Proposal 2. However, abstentions and broker non-votes will not have an effect on Proposal 1 for Funds that require a plurality or majority of votes cast.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

Ernst & Young LLP (“E&Y”) served as the independent registered public accounting firm of certain Funds* for fiscal years prior to June 30, 2006. Each affected Fund’s Audit Committee approved the engagement of D&T as the Fund’s independent registered public accounting firm for the Fund’s most recently completed fiscal year, as well as for the current fiscal year. A majority of the Fund’s Board Members, including a majority of the Independent Board Members, approved the appointment of D&T.

The reports of E&Y on each applicable Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings

*	E&Y served as the independent registered public accounting firm of various Funds identified in Appendix I.

New Jersey Insured Fund, Inc., BlackRock MuniHoldings Insured II, Inc., BlackRock MuniYield Insured Fund, Inc., and BlackRock MuniYield Michigan Insured Fund, Inc., whose opinions for those Funds were qualified with respect to the accounting for tender option bonds in accordance with Statement of Financial Accounting Standards No. 140, for those Funds’ most recent two fiscal years. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of D&T or E&Y will be present at the Meetings.

Each Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, each Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, each Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix I) for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

Appendix I sets forth for each Fund, for each applicable Fund’s two most recent fiscal years, the fees billed by that Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix I is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Affiliated Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Committee. See Appendix I to this Joint Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, for certain Funds such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels for those Funds will require specific pre-approval by the Audit Committee of those Funds, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

For each Fund’s two most recent fiscal years, there were no services rendered by D&T or E&Y to the Funds for which the pre-approval requirement was waived.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by D&T or E&Y to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T or E&Y to each Fund, BlackRock Advisors or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of June 20, 2007, to the best of the Funds’ knowledge, the persons listed in Appendix J owned beneficially or of record the amounts indicated.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock S&P 500® Protected Equity Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Apex Municipal Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Quality Fund II, Inc., BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc. and BlackRock Enhanced Government Fund, Inc. anticipate holding their next annual meeting of shareholders in August 2008. If a shareholder intends to present a proposal at the 2008 annual meeting of shareholders of these Funds and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by March 5, 2008.

The By-laws of BlackRock S&P 500® Protected Equity Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock Enhanced Capital and Income Fund, Inc. and BlackRock Enhanced Government Fund, Inc. generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an annual meeting of shareholders. Notice of any such business must be in writing and received at the Fund’s principal executive office between May 19, 2008 and June 18, 2008. For BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock Debt Strategies Fund, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings New Jersey

Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Apex Municipal Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc., the persons named as proxies in the proxy materials for the 2008 annual meeting of shareholders for each of these Funds may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by May 20, 2008.

For Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Opportunities LLC and BlackRock Multi-Strategy Hedge Advantage, which do not hold regular annual meetings, a shareholder proposal intended to be presented at a future meeting of shareholders must be received at the offices of the Fund a reasonable time before the Fund begins to print and send its proxy materials. The persons named as proxies in any future proxy materials of these Funds may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Fund sends it proxy materials to shareholders.

Shareholder proposals intended for inclusion in the proxy statement of BlackRock Long-Term Municipal Advantage Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock New York Municipal Income Trust II, BlackRock California Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust, BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock California Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Insured Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock Investment Quality Municipal Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock California Investment Quality Municipal Trust Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock Global Equity Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Real Asset Equity Trust, BlackRock World Investment Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Global Opportunities Equity Trust, BlackRock High Income Shares, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock Global Floating Rate Income Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend Achievers™ Trust, BlackRock Dividend Achievers™ Trust, BlackRock Limited Duration Income Trust, BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust, BlackRock Core Bond Trust, BlackRock Strategic

Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc. and BlackRock International Growth and Income Trust, in connection with such Funds’ 2008 annual meeting of shareholders, which is expected to be held in August 2008, pursuant to Rule 14a-8 under the Exchange Act must be received by the Funds at such Funds’ principal executive offices by March 5, 2008.

For all Funds, written proposals and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022.

Shareholder Communications

Shareholders who want to communicate with the Existing Board or any individual Board Member should write their Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022-5911. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 40 East 52nd Street, New York, New York 10022-5911. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Funds, except for the Funds described in the paragraph below. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Joint Proxy Statement, also will be borne by the Funds except for the Funds described in the paragraph below. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

The portion of the costs associated with this Joint Proxy Statement, including the mailing and the proxy solicitation costs, applicable to each of Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Advantage and BlackRock Multi-Strategy Hedge Opportunities LLC, will be shared equally by BlackRock and each such Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Joint Proxy Statement with respect to those Funds, also will be shared equally by BlackRock and such Funds. These costs are being shared by BlackRock because such Funds do not normally hold annual shareholders’ meetings. Costs that are borne by such Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by letter or telephone by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $669,559 for such solicitation services (including reimbursements of out-of-pocket expenses). Broadridge may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix I.

Privacy Principles of the Funds

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 40 East 52nd Street, New York, New York 10022-5911, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned Meeting or Meetings may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By order of the Boards of Directors/Trustees,

Alice A. Pellegrino

Secretary of certain Funds

and

Vincent B. Tritto

Secretary of certain Funds

July 2, 2007

Appendix A

FUND INFORMATION

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on June 20, 2007, the record date for voting at the Meeting.

Fund	Form of Organization	Total Shares Outstanding	Net Assets ($)
BlackRock Long-Term Municipal Advantage Trust*,(1)	Delaware Statutory Trust	13,345,152	187,010,798
BlackRock California Insured Municipal Income Trust*,†,(1)	Delaware Statutory Trust	5,276,743	78,001,794
BlackRock Florida Insured Municipal Income Trust*,†,(1)	Delaware Statutory Trust	8,734,048	128,918,892
BlackRock New York Insured Municipal Income Trust*,†,(1)	Delaware Statutory Trust	6,469,766	95,509,686
BlackRock Municipal Income Trust II*,†,(1)	Delaware Statutory Trust	23,043,572	357,260,059
BlackRock New York Municipal Income Trust II*,†,(1)	Delaware Statutory Trust	4,939,433	74,537,262
BlackRock California Municipal Income Trust II*,†,(1)	Delaware Statutory Trust	7,994,101	122,371,060
BlackRock California Municipal Bond Trust*,†,(1)	Delaware Statutory Trust	3,383,107	52,933,792
BlackRock Municipal Bond Trust*,†,(1)	Delaware Statutory Trust	10,257,104	163,776,400
BlackRock Florida Municipal Bond Trust*,†,(1)	Delaware Statutory Trust	3,325,045	51,789,960
BlackRock New Jersey Municipal Bond Trust*,† ,(1)	Delaware Statutory Trust	2,289,805	36,212,184
BlackRock New York Municipal Bond Trust*,†,(1)	Delaware Statutory Trust	2,736,301	42,520,630
BlackRock Maryland Municipal Bond Trust*,†,(1)	Delaware Statutory Trust	2,031,064	31,199,348
BlackRock Virginia Municipal Bond Trust*,†,(1)	Delaware Statutory Trust	1,543,021	24,433,147
BlackRock California Municipal 2018 Term Trust*,† ,(1)	Delaware Statutory Trust	6,433,028	95,096,705
BlackRock New York Municipal 2018 Term Trust*,†,(1)	Delaware Statutory Trust	3,633,028	57,862,665
BlackRock Municipal 2018 Term Trust*,†,(1)	Delaware Statutory Trust	15,908,028	244,224,320
BlackRock California Municipal Income Trust*,†,(1)	Delaware Statutory Trust	15,070,795	226,594,435
BlackRock Municipal Income Trust*,†,(1)	Delaware Statutory Trust	43,970,900	649,653,908
BlackRock Florida Municipal Income Trust*,†,(1)	Delaware Statutory Trust	6,675,359	100,895,025
BlackRock New Jersey Municipal Income Trust*,†,(1)	Delaware Statutory Trust	7,486,628	116,763,366
BlackRock New York Municipal Income Trust*,†,(1)	Delaware Statutory Trust	12,615,859	192,671,644
BlackRock Insured Municipal Income Trust*,†,(1)	Delaware Statutory Trust	26,203,900	393,294,929
BlackRock Pennsylvania Strategic Municipal Trust*,†,(1)	Delaware Statutory Trust	2,020,720	29,190,907
BlackRock Strategic Municipal Trust*,†,(1)	Delaware Statutory Trust	7,274,951	108,654,361
BlackRock Insured Municipal Term Trust, Inc.*,†,(1)	Maryland Corporation	25,885,639	261,783,287
BlackRock California Insured Municipal 2008 Term Trust, Inc.*,(1)	Maryland Corporation	10,407,093	158,639,997
BlackRock Florida Insured Municipal 2008 Term Trust*,(1)	Massachusetts Business Trust	8,707,093	128,777,088
BlackRock Insured Municipal 2008 Term Trust, Inc.*,(1)	Maryland Corporation	27,207,093	414,210,821
BlackRock Investment Quality Municipal Trust, Inc.*,†,(1)	Maryland Corporation	16,733,979	251,291,781
BlackRock New York Insured Municipal 2008 Term Trust, Inc.*,(1)	Maryland Corporation	11,257,093	171,910,974
BlackRock California Investment Quality Municipal Trust, Inc.*,†,(1)	Maryland Corporation	1,007,093	13,978,498
BlackRock Florida Investment Quality Municipal Trust*,†,(1)	Massachusetts Business Trust	1,127,093	15,260,562
BlackRock New Jersey Investment Quality Municipal Trust, Inc.*,†,(1)	Maryland Corporation	1,007,737	13,816,594
BlackRock New York Investment Quality Municipal Trust, Inc.*,†,(1)	Maryland Corporation	1,307,523	18,909,573
BlackRock Global Equity Income Trust*,(1)	Delaware Statutory Trust	44,995,192	874,636,373
BlackRock Preferred and Equity Advantage Trust*,†,(1)	Delaware Statutory Trust	51,828,157	1,207,420,239
BlackRock Real Asset Equity Trust*,(1)	Delaware Statutory Trust	56,708,028	1,037,889,237
BlackRock World Investment Trust*,(1)	Delaware Statutory Trust	52,074,804	909,620,137
BlackRock Enhanced Dividend AchieversTM Trust*,(1)	Delaware Statutory Trust	69,778,138	1,032,803,136
BlackRock Global Opportunities Equity Trust*,(1)	Delaware Statutory Trust	12,534,166	361,823,809
BlackRock High Income Shares*,(1)	Massachusetts Business Trust	54,620,873	149,203,198
BlackRock Health Sciences Trust*,(1)	Delaware Statutory Trust	7,591,500	211,156,515
BlackRock Global Energy and Resources Trust*,(1)	Delaware Statutory Trust	29,766,217	1,018,913,122
BlackRock Global Floating Rate Income Trust*,†,(1)	Delaware Statutory Trust	23,537,237	454,233,740

Fund	Form of Organization	Total Shares Outstanding	Net Assets ($)
BlackRock S&P Quality Rankings Global Equity Managed Trust*,(1)	Delaware Statutory Trust	6,033,028	122,401,998
BlackRock Strategic Dividend AchieversTM Trust*,(1)	Delaware Statutory Trust	26,908,028	438,983,237
BlackRock Dividend AchieversTM Trust*,(1)	Delaware Statutory Trust	54,518,315	881,565,446
BlackRock Limited Duration Income Trust*,(1)	Delaware Statutory Trust	36,876,437	704,160,084
BlackRock Municipal 2020 Term Trust*,†,(1)	Delaware Statutory Trust	20,236,628	307,831,468
BlackRock Florida Municipal 2020 Term Trust*,†,(1)	Delaware Statutory Trust	5,562,128	82,125,352
BlackRock Preferred Opportunity Trust*,†,(1)	Delaware Statutory Trust	18,381,761	439,631,340
BlackRock Core Bond Trust*,(1)	Delaware Statutory Trust	27,018,774	356,673,055
BlackRock Strategic Bond Trust*,(1)	Delaware Statutory Trust	7,058,402	98,602,953
BlackRock Broad Investment Grade 2009 Term Trust, Inc.*,(1)	Maryland Corporation	2,957,093	40,169,627
BlackRock High Yield Trust*,(1)	Delaware Statutory Trust	6,418,355	52,377,528
BlackRock Income Trust, Inc.*,(1)	Maryland Corporation	63,942,536	402,090,519
BlackRock Income Opportunity Trust, Inc.*,(1)	Maryland Corporation	34,449,693	365,943,740
BlackRock International Growth and Income Trust*,(1)	Delaware Statutory Trust	98,506,178	1,867,363,466
BlackRock MuniYield Florida Insured Fund†,(2)	Massachusetts Business Trust	8,451,814	192,539,721
BlackRock MuniYield Michigan Insured Fund, Inc.†,(2)	Maryland Corporation	18,206,301	434,807,191
BlackRock MuniYield New Jersey Insured Fund, Inc.†,(2)	Maryland Corporation	8,802,099	202,792,888
BlackRock MuniYield Pennsylvania Insured Fund†,(2)	Massachusetts Business Trust	11,480,567	278,759,669
BlackRock S&P 500® Protected Equity Fund, Inc.(2)	Maryland Corporation	7,407,227	75,315,121
BlackRock Muni Intermediate Duration Fund, Inc.†,(2)	Maryland Corporation	38,034,934	884,710,982
BlackRock Muni New York Intermediate Duration Fund, Inc.†,(2)	Maryland Corporation	4,206,439	92,474,047
BlackRock Debt Strategies Fund, Inc.(2)	Maryland Corporation	106,571,788	746,682,707
Master Senior Floating Rate LLC(2)	Delaware Limited Liability Company	—	802,445,545
BlackRock Senior Floating Rate Fund, Inc.(2)	Maryland Corporation	60,140,242	539,606,688
BlackRock Senior Floating Rate Fund II, Inc.(2)	Maryland Corporation	26,600,068	259,922,779
BlackRock Diversified Income Strategies Fund, Inc.(2)	Maryland Corporation	12,133,954	232,531,458
BlackRock Floating Rate Income Strategies Fund, Inc.(2)	Maryland Corporation	18,305,029	357,135,625
BlackRock Floating Rate Income Strategies Fund II, Inc.(2)	Maryland Corporation	10,496,930	201,493,747
BlackRock MuniHoldings Florida Insured Fund†,(2)	Massachusetts Business Trust	37,667,658	895,773,103
BlackRock MuniHoldings Fund, Inc.†,(2)	Maryland Corporation	13,905,925	347,921,535
BlackRock MuniHoldings Fund II, Inc.†,(2)	Maryland Corporation	11,173,277	251,070,593
BlackRock MuniHoldings Insured Fund, Inc.†,(2)	Maryland Corporation	12,886,200	309,324,904
BlackRock MuniHoldings New Jersey Insured Fund, Inc.†,(2)	Maryland Corporation	21,245,413	513,956,818
BlackRock MuniHoldings New York Insured Fund, Inc.†,(2)	Maryland Corporation	30,795,138	759,676,305
BlackRock MuniVest Fund, Inc.†,(2)	Maryland Corporation	61,645,189	925,033,541
BlackRock MuniVest Fund II, Inc.†,(2)	Maryland Corporation	20,257,479	472,738,023
BlackRock Senior High Income Fund, Inc.(2)	Maryland Corporation	56,392,408	347,110,271
BlackRock Apex Municipal Fund, Inc.*,(2)	Maryland Corporation	19,774,218	195,993,205
BlackRock Corporate High Yield Fund, Inc.(2)	Maryland Corporation	34,580,960	308,450,714
BlackRock Corporate High Yield Fund III, Inc.(2)	Maryland Corporation	37,316,497	329,626,364
BlackRock Corporate High Yield Fund V, Inc.(2)	Maryland Corporation	32,944,087	486,378,597
BlackRock Corporate High Yield Fund VI, Inc.(2)	Maryland Corporation	35,286,436	520,115,350
BlackRock MuniAssets Fund, Inc.*,(2)	Maryland Corporation	20,732,249	284,298,752
BlackRock MuniEnhanced Fund, Inc.†,(2)	Maryland Corporation	29,369,874	515,193,848
BlackRock MuniHoldings California Insured Fund, Inc.†,(2)	Maryland Corporation	40,874,458	978,573,486
BlackRock MuniHoldings Insured Fund II, Inc.†,(2)	Maryland Corporation	22,352,426	508,492,147
BlackRock MuniYield Fund, Inc.†,(2)	Maryland Corporation	45,054,228	992,982,681
BlackRock MuniYield Arizona Fund, Inc.†,(2)	Maryland Corporation	4,527,666	103,189,050
BlackRock MuniYield California Fund, Inc.†,(2)	Maryland Corporation	21,295,255	484,541,435
BlackRock MuniYield California Insured Fund, Inc.†,(2)	Maryland Corporation	34,361,200	772,214,104
BlackRock MuniYield Florida Fund†,(2)	Massachusetts Business Trust	13,558,024	306,213,085
BlackRock MuniYield Insured Fund, Inc.†,(2)	Maryland Corporation	67,303,125	1,555,406,432
BlackRock MuniYield Michigan Insured Fund II, Inc.†,(2)	Maryland Corporation	12,069,721	267,759,903
BlackRock MuniYield New Jersey Fund, Inc.†,(2)	Maryland Corporation	14,203,242	333,019,025
BlackRock MuniYield New York Insured Fund, Inc.†,(2)	Maryland Corporation	39,445,962	848,496,634

Fund	Form of Organization	Total Shares Outstanding	Net Assets ($)
BlackRock MuniYield Quality Fund, Inc.†,(2)	Maryland Corporation	30,425,258	696,505,002
BlackRock MuniYield Quality Fund II, Inc.†,(2)	Maryland Corporation	22,366,930	452,452,398
BlackRock Enhanced Capital and Income Fund, Inc.(2)	Maryland Corporation	12,188,736	291,329,558
BlackRock Preferred Income Strategies Fund, Inc.†,(2)	Maryland Corporation	40,606,540	1,433,379,796
BlackRock Preferred and Corporate Income Strategies Fund, Inc.†,(2)	Maryland Corporation	10,291,881	356,683,497
BlackRock Multi-Strategy Hedge Opportunities LLC(2)	Delaware Limited Liability Company	111,972,244	139,178,419
BlackRock Multi-Strategy Hedge Advantage(2)	Delaware Statutory Trust	56,457,881	62,361,294
BlackRock Enhanced Equity Yield Fund, Inc.(2)	Maryland Corporation	21,232,402	399,217,331
BlackRock Enhanced Equity Yield & Premium Fund, Inc.(2)	Maryland Corporation	17,567,452	321,418,478
BlackRock Enhanced Government Fund, Inc.(2)	Maryland Corporation	12,840,360	226,963,120

*	Denotes a Staggered Board Fund. Staggered Board Funds are classified into three classes of Board Members: Class I, Class II and Class III. The term of office of the Staggered Board Fund Board Members in Class I, Class II, and Class III will expire in 2008, 2009 and 2010, respectively, or until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal. The term of office of the Board Members for all of the other Funds that are not Staggered Board Funds will expire in 2008 or until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.
†	Denotes an AMPS Fund.
(1)	Denotes a Fund that has a policy to encourage Board Members to attend the annual meeting.
(2)	Denotes a Fund that does not have a policy to encourage Board Members to attend the annual meeting.

Master/Feeder Funds

Master Fund	Feeder Funds
Master Senior Floating Rate LLC	BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.

Appendix B

Quorum and Voting Requirements

The following table lists the quorum requirements for each Fund and the vote required for Proposal 1 for each Fund. (Vote requirements for Proposal 2, which do not vary on a Fund-by-Fund basis, are listed under the heading “Vote Required and Manner of Voting Proxies,” which begins on page 18 of this Joint Proxy Statement.) For purposes of Proposal 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock Long-Term Municipal Advantage Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock California Insured Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Florida Insured Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New York Insured Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Municipal Income Trust II	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New York Municipal Income Trust II	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock California Municipal Income Trust II	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock California Municipal Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Municipal Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Florida Municipal Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New Jersey Municipal Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New York Municipal Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Maryland Municipal Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Virginia Municipal Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock California Municipal 2018 Term Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New York Municipal 2018 Term Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Municipal 2018 Term Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock California Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Florida Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New Jersey Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New York Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock Insured Municipal Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Pennsylvania Strategic Municipal Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Strategic Municipal Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Insured Municipal Term Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock California Insured Municipal 2008 Term Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Florida Insured Municipal 2008 Term Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Insured Municipal 2008 Term Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Investment Quality Municipal Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New York Insured Municipal 2008 Term Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock California Investment Quality Municipal Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Florida Investment Quality Municipal Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New Jersey Investment Quality Municipal Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock New York Investment Quality Municipal Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Global Equity Income Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Preferred and Equity Advantage Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Real Asset Equity Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock World Investment Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Enhanced Dividend AchieversTM Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock Global Opportunities Equity Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock High Income Shares	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Health Sciences Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Global Energy and Resources Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Global Floating Rate Income Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock S&P Quality Rankings Global Equity Managed Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Strategic Dividend AchieversTM Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Dividend AchieversTM Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Limited Duration Income Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Municipal 2020 Term Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock Florida Municipal 2020 Term Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Preferred Opportunity Trust	Majority of the shares entitled to vote, present in person or by proxy	Plurality of the holders of AMPS present at the Meeting, voting as a separate class	Plurality of the holders of AMPS and common stock present at the Meeting

BlackRock Core Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Strategic Bond Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Broad Investment Grade 2009 Term Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock High Yield Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Income Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock Income Opportunity Trust, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

BlackRock International Growth and Income Trust	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of the holders of common stock present at the Meeting

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock MuniYield Florida Insured Fund*	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

BlackRock MuniYield Michigan Insured Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield New Jersey Insured Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield Pennsylvania Insured Fund*	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

BlackRock S&P 500® Protected Equity Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Muni Intermediate Duration Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock Muni New York Intermediate Duration Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock Debt Strategies Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
Master Senior Floating Rate LLC*	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Majority of the holders of common stock present at the Meeting

BlackRock Senior Floating Rate Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Senior Floating Rate Fund II, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Diversified Income Strategies Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Floating Rate Income Strategies Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Floating Rate Income Strategies Fund II, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock MuniHoldings Florida Insured Fund*	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

BlackRock MuniHoldings Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniHoldings Fund II, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock MuniHoldings Insured Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniHoldings New Jersey Insured Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniHoldings New York Insured Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniVest Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock voting as a separate class

BlackRock MuniVest Fund II, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock Senior High Income Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Apex Municipal Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Corporate High Yield Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Corporate High Yield Fund III, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock Corporate High Yield Fund V, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Corporate High Yield Fund VI, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock MuniAssets Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock MuniEnhanced Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniHoldings California Insured Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniHoldings Insured Fund II, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield Arizona Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock MuniYield California Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield California Insured Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield Florida Fund*	Majority of the shares entitled to vote, present in person or by proxy	Majority of the holders of AMPS present at the Meeting, voting as a separate class	Majority of the holders of AMPS and common stock present at the Meeting

BlackRock MuniYield Insured Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield Michigan Insured Fund II, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield New Jersey Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield New York Insured Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock MuniYield Quality Fund, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Fund	Quorum Requirement	Vote Required to Elect AMPS Nominees	Vote Required to Elect Other Nominees
BlackRock MuniYield Quality Fund II, Inc.	Majority of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock Enhanced Capital and Income Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Preferred Income Strategies Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock Preferred and Corporate Income Strategies Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	Plurality of votes cast by the holders of AMPS, voting as a separate class	Plurality of votes cast by the holders of shares of common stock and AMPS, voting together as a single class

BlackRock Multi-Strategy Hedge Opportunities LLC	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Multi-Strategy Hedge Advantage	40% of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Enhanced Equity Yield Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Enhanced Equity Yield & Premium Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

BlackRock Enhanced Government Fund, Inc.	1/3 of the shares entitled to vote, present in person or by proxy	N/A	Plurality of votes cast

*	Denotes Funds in which abstentions and broker non-votes will be counted as present for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1.

Appendix C

Compensation of the Board Members

Board 1

Donald W. Burton, Robert C. Doll, Jr., John F. O’Brien, David H. Walsh and Fred G. Weiss currently comprise Board 1. Board 1 currently oversees the following Funds:

Fund

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

BlackRock S&P 500® Protected Equity Fund, Inc.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. No compensation information is shown for the current Board Members because their term of office will not continue after the Meeting for any Fund.

Each of the Funds except BlackRock S&P 500® Protected Equity Fund, Inc. pays each non-interested Board Member a combined fee for service on the Board and the Audit Committee of $3,000 per year plus a fee of $250 per in-person Board meeting attended and $250 per in-person Committee meeting attended. BlackRock S&P 500® Protected Equity Fund, Inc. pays each non-interested Board Member a combined fee for service on the Board and the Audit Committee of $3,500 per year plus a fee of $500 per in-person Board meeting attended and $500 per in-person Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $1,750 per Fund. The Fund reimburses each non-interested Board Member for his/her out-of-pocket expenses relating to attendance at Board and Audit Committee meetings. For the year ended December 31, 2006, all Funds supervised by Board 1 reimbursed Board Member expenses in an aggregate amount of $21,896.

As of May 31, 2007, all Board Members of Board 1 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 2

Robert C. Doll, Jr., Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid, Roscoe S. Suddarth and Richard R. West currently comprise Board 2. Board 2 currently oversees the following Funds:

Fund

BlackRock Debt Strategies Fund, Inc.

Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock MuniHoldings Florida Insured Fund

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Insured Fund, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

BlackRock MuniHoldings New York Insured Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock Senior High Income Fund, Inc.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. No compensation information is shown for the current Board Members because their term of office will not continue after the Meeting for any Fund.

BlackRock Debt Strategies Fund, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc. and BlackRock Diversified Income Strategies Fund, Inc. pays each non-interested Board Member a combined fee for service on the Board and the Audit Committee of $4,400 per year plus a fee of $325 per in-person Board meeting attended and $325 per in-person Committee meeting attended. BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc. and BlackRock MuniVest Fund II, Inc. pays each non-interested Board Member a combined fee for service on the Board and the Audit Committee of $3,800 per year plus a fee of $150 per in-person Board meeting attended and $150 per in-person Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $2,206 per Fund. The Fund reimburses each non-interested Board Member for his/her out-of-pocket expenses relating to attendance at Board and Audit Committee meetings. For the year ended December 31, 2006, all Funds supervised by Board 2 reimbursed Board Member expenses in an aggregate amount of $21,462.

As of May 31, 2007, all Board Members of Board 2 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 3

James H. Bodurtha, Robert C. Doll, Jr., Kenneth A. Froot, Joe Grills, Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr. currently comprise Board 3. Board 3 currently oversees the following Funds:

Fund

BlackRock Apex Municipal Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Insured Fund, Inc.

BlackRock MuniHoldings Insured Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 3 for each Fund’s most recent fiscal year is set forth below. No compensation information is shown for Board Members whose term of office will not continue after the Meeting to which this Joint Proxy Statement relates. Since only Robert S. Salomon, Jr.’s term of office will continue after the Meeting for the Funds, no information is shown for James H. Bodurtha, Kenneth A. Froot, Joe Grills, Herbert I. London and Roberta Cooper Ramo, whose term of office will not continue after the Meeting for any of the Funds. Mr. Salomon is not an “interested person,” as defined in the 1940 Act.

Each Independent Board Member receives an annual retainer of $150,000 for his or her services to the Funds. The portion of the annual retainer allocated to each Fund is determined quarterly based on the relative net assets of each Fund. In addition, each Independent Board Member receives a fee for each in-person Board meeting attended and each in-person Audit Committee meeting attended. The annual per-meeting fees paid to each Independent Board Member aggregate $100,000 for all Funds in the Fund complex for which that Independent Board Member serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each fund in the Fund complex for which such Co-Chairman provides services, based on the relative net assets of each such Fund. For the year ended December 31, 2006, all Funds supervised by Board 3 reimbursed Board Member expenses in an aggregate amount of $21,239.

Compensation Table ($)

Fund (1)	Robert S. Salomon, Jr.
BlackRock Apex Municipal Fund, Inc.	$2,503
BlackRock Corporate High Yield Fund, Inc.	$3,316
BlackRock Corporate High Yield Fund III, Inc.	$3,396
BlackRock Corporate High Yield Fund V, Inc.	$3,519
BlackRock Corporate High Yield Fund VI, Inc.	$3,642
BlackRock MuniAssets Fund, Inc.	$3,269

Fund (1)	Robert S. Salomon, Jr.
BlackRock MuniEnhanced Fund, Inc.	$3,753
BlackRock MuniHoldings California Insured Fund, Inc.	$5,574
BlackRock MuniHoldings Insured Fund II, Inc.	$3,676
BlackRock MuniYield Fund, Inc.	$5,659
BlackRock MuniYield Arizona Fund, Inc.	$2,110
BlackRock MuniYield California Fund, Inc.	$3,640
BlackRock MuniYield California Insured Fund, Inc.	$4,806
BlackRock MuniYield Florida Fund	$2,932
BlackRock MuniYield Insured Fund, Inc.	$7,978
BlackRock MuniYield Michigan Insured Fund II, Inc.	$2,779
BlackRock MuniYield New Jersey Fund, Inc.	$3,051
BlackRock MuniYield New York Insured Fund, Inc.	$5,117
BlackRock MuniYield Quality Fund, Inc.	$4,500
BlackRock MuniYield Quality Fund II, Inc.	$3,516
Total Compensation from Fund Complex(2)	$259,000
Number of Funds in Fund Complex Overseen by Board Member	57

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total Compensation from Fund Complex is as of the calendar year ended December 31, 2006.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Board 3 or officers.

As of May 31, 2007, all Board Members of Board 3 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 4

David O. Beim, Robert C. Doll, Jr., James T. Flynn, W. Carl Kester and Karen P. Robards currently comprise Board 4. Board 4 currently oversees the following Funds:

Fund

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Preferred Income Strategies Fund, Inc.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC

BlackRock Multi-Strategy Hedge Advantage

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. Information regarding compensation paid to the non-interested Board Members of Board 4 for the Fund’s most recent fiscal year is set forth below. No compensation information is shown for Board Members whose term of office will not continue, for certain Funds identified in the table below, after the Meeting to which this Joint Proxy Statement relates, and no information is shown at all for David O. Beim, whose term of office will not continue after the Meeting for any of the Funds.

Each Independent Board Member receives an aggregate annual retainer of $112,000 for his or her services to all funds in the Fund complex overseen by Board 4; in addition The GNMA Fund Investment Accumulation Program, Inc. (“GNMA IAP”) pays $750 per year. The portion of the annual retainer allocated to each applicable fund is determined quarterly based, in general, on the relative net assets of each such fund; however, GNMA IAP pays $187.50 per quarter. In addition, each Independent Board Member receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each Independent Board Member totals $48,000 for all funds for which that Independent Board Member serves. The Chair of the Board receives an additional annual retainer in the amount of $40,000 and the Chairman of the Audit Committee receives an additional annual retainer in the amount of $10,000, each of which is paid quarterly and allocated to each fund in the Fund complex for which such Chairman provides services based on the relative net assets of the fund. GNMA IAP is not allocated any part of this retainer. For the year ended December 31, 2006, all Funds supervised by Board 4 reimbursed Board Member expenses in an aggregate amount of $9,902.

Compensation Table ($)

Fund (1)	James T. Flynn	W. Carl Kester	Karen P. Robards
BlackRock Enhanced Capital and Income Fund, Inc.	$6,241	$6,241	$7,324
BlackRock Preferred Income Strategies Fund, Inc.	$25,290	$25,290	$31,182
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	$7,865	$7,865	$9,349
BlackRock Enhanced Equity Yield Fund, Inc.	$8,166	$8,166	$9,739
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	$7,152	$7,152	$8,467
BlackRock Enhanced Government Fund, Inc.	$5,820	$5,820	$6,794
BlackRock Multi-Strategy Hedge Opportunities LLC	$4,013	$4,013	$4,540
BlackRock Multi-Strategy Hedge Advantage	$2,742	$2,742	$2,937
Total Compensation from Fund Complex(2)	$176,083	$176,083	$216,083
Number of Funds in Fund Complex Overseen by Board Member	24	24	24

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total Compensation from Fund Complex is as of the calendar year ended December 31, 2006.

The Funds do not currently provide any pension or retirement benefits to Board Members of Board 4 or officers.

As of May 31, 2007, all Board Members of Board 4 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Board 5

Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, Kathleen F. Feldstein, R. Glenn Hubbard and Ralph L. Schlosstein currently comprise Board 5. Board 5 currently oversees the following Funds:

Fund

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Insured Municipal Term Trust, Inc.

BlackRock California Insured Municipal 2008 Term Trust, Inc.

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Insured Municipal 2008 Term Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock New York Insured Municipal 2008 Term Trust, Inc.

BlackRock California Investment Quality Municipal Trust Inc.

BlackRock Florida Investment Quality Municipal Trust

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend AchieversTM Trust

BlackRock Global Opportunities Equity Trust

BlackRock High Income Shares

BlackRock Health Sciences Trust

BlackRock Global Energy and Resources Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend AchieversTM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

BlackRock Strategic Bond Trust

BlackRock Broad Investment Grade 2009 Term Trust, Inc.

BCT Subsidiary, Inc.

BlackRock High Yield Trust

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock International Growth and Income Trust

The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. Information regarding compensation, including amounts deferred, paid to the non-interested Board Members of Board 5 for each Fund’s most recent fiscal year is set forth below.

Each Fund pays a pro rata portion (based on relative net assets) of the following Board Member fees paid by the Funds in the Fund complex for which they serve: (i) $190,000 per annum for each Independent Board Member as a retainer and (ii) $3,000 per day for each Independent Board Member for each special meeting of each Board in the Fund complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member is also entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each Board and any committee thereof. Mr. Cavanagh receives an additional $60,000 per annum from the Funds in the Fund complex for which he serves for acting as the lead trustee for each Board plus an additional $60,000 per annum for his service as chairman of the Audit Committee. Messrs. Dixon and Fabozzi receive an additional $30,000 per annum from the Funds in the Fund complex for which they serve for their service on the Audit Committee of such Funds. This additional compensation to Messrs. Cavanagh, Dixon and Fabozzi will be allocated among the Funds in the Fund complex for which they serve based on their relative net assets. Certain of the above fees paid to the Independent Board Members will be subject to mandatory deferrals pursuant to such Funds’ deferred compensation plan. The Independent Board Members have agreed that at least $30,000 of their $190,000 retainer will be mandatorily deferred pursuant to such deferred compensation plan. Also, members of the Audit Committee of the Funds in the Fund complex for which they serve will be required to defer $20,000 of the per annum fee they will receive for their services on the Audit Committee pursuant to the deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain other Funds in the Fund complex for which they serve selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other Funds in the Fund complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund. A Fund may, however, elect to invest in common shares of those Funds selected by the Independent Board Members in order to match its deferred compensation obligations. For the year ended December 31, 2006, all Funds supervised by Board 5 reimbursed Board Member expenses in an aggregate amount of $41,757.69.

Compensation Table ($)

Fund (1)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)
BlackRock Long-Term Municipal Advantage Trust	$2,701	$2,701	$2,701	$2,601	$2,601
BlackRock California Insured Municipal Income Trust	$1,593	$1,593	$1,593	$1,506	$1,506

Fund (1)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)
BlackRock Florida Insured Municipal Income Trust	$2,218	$2,218	$2,218	$2,072	$2,072
BlackRock New York Insured Municipal Income Trust	$1,359	$1,359	$1,359	$1,250	$1,250
BlackRock Municipal Income Trust II	$5,276	$5,276	$5,276	$4,882	$4,882
BlackRock New York Municipal Income Trust II	$1,556	$1,556	$1,556	$1,472	$1,472
BlackRock California Municipal Income Trust II	$2,107	$2,107	$2,107	$1,972	$1,972
BlackRock California Municipal Bond Trust	$1,325	$1,325	$1,325	$1,265	$1,265
BlackRock Municipal Bond Trust	$2,653	$2,653	$2,653	$2,471	$2,471
BlackRock Florida Municipal Bond Trust	$1,320	$1,320	$1,320	$1,260	$1,260
BlackRock New Jersey Municipal Bond Trust	$1,291	$1,291	$1,291	$1,250	$1,250
BlackRock New York Municipal Bond Trust	$1,298	$1,298	$1,298	$1,250	$1,250
BlackRock Maryland Municipal Bond Trust	$1,286	$1,286	$1,286	$1,250	$1,250
BlackRock Virginia Municipal Bond Trust	$1,279	$1,279	$1,279	$1,250	$1,250
BlackRock California Municipal 2018 Term Trust	$1,738	$1,738	$1,738	$1,612	$1,612
BlackRock New York Municipal 2018 Term Trust	$1,148	$1,148	$1,148	$1,072	$1,072
BlackRock Municipal 2018 Term Trust	$4,179	$4,179	$4,179	$3,858	$3,858
BlackRock California Municipal Income Trust	$4,413	$4,413	$4,413	$4,119	$4,119
BlackRock Municipal Income Trust	$7,768	$7,768	$7,768	$6,932	$6,932
BlackRock Florida Municipal Income Trust	$2,077	$2,077	$2,077	$1,944	$1,944
BlackRock New Jersey Municipal Income Trust	$2,365	$2,365	$2,365	$2,211	$2,211
BlackRock New York Municipal Income Trust	$3,742	$3,742	$3,742	$3,491	$3,491
BlackRock Insured Municipal Income Trust	$5,586	$5,586	$5,586	$5,142	$5,142
BlackRock Pennsylvania Strategic Municipal Trust	$1,040	$1,040	$1,040	$1,000	$1,000
BlackRock Strategic Municipal Trust	$1,974	$1,974	$1,974	$1,827	$1,827
BlackRock Insured Municipal Term Trust, Inc.	$4,448	$4,448	$4,448	$4,102	$4,102
BlackRock California Insured Municipal 2008 Term Trust, Inc.	$2,716	$2,716	$2,716	$2,505	$2,505
BlackRock Florida Insured Municipal 2008 Term Trust	$2,215	$2,215	$2,215	$2,048	$2,048

Fund (1)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)
BlackRock Insured Municipal 2008 Term Trust, Inc.	$5,667	$5,667	$5,667	$5,118	$5,118
BlackRock Investment Quality Municipal Trust, Inc.	$4,966	$4,966	$4,966	$4,632	$4,632
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	$2,905	$2,905	$2,905	$2,679	$2,679
BlackRock California Investment Quality Municipal Trust Inc.	$1,270	$1,270	$1,270	$1,250	$1,250
BlackRock Florida Investment Quality Municipal Trust	$1,271	$1,271	$1,271	$1,250	$1,250
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	$1,269	$1,269	$1,269	$1,250	$1,250
BlackRock New York Investment Quality Municipal Trust, Inc.	$1,276	$1,276	$1,276	$1,250	$1,250
BlackRock Global Equity Income Trust(8)	$0	$0	$0	$0	$0
BlackRock Preferred and Equity Advantage Trust(8)	$0	$0	$0	$0	$0
BlackRock Real Asset Equity Trust	$1,631	$1,631	$1,631	$1,500	$1,500
BlackRock World Investment Trust	$6,658	$6,658	$6,658	$5,625	$5,625
BlackRock Enhanced Dividend AchieversTM Trust	$8,765	$8,765	$8,765	$7,500	$7,500
BlackRock Global Opportunities Equity Trust	$6,071	$6,071	$6,071	$5,672	$5,672
BlackRock High Income Shares	$2,412	$2,412	$2,412	$2,230	$2,230
BlackRock Health Sciences Trust	$3,921	$3,921	$3,921	$3,658	$3,658
BlackRock Global Energy and Resources Trust	$8,613	$8,613	$8,613	$7,500	$7,500
BlackRock Global Floating Rate Income Trust	$5,719	$5,719	$5,719	$5,142	$5,142
BlackRock S&P Quality Rankings Global Equity Managed Trust	$2,087	$2,087	$2,087	$1,957	$1,957
BlackRock Strategic Dividend AchieversTM Trust	$6,614	$6,614	$6,614	$6,087	$6,087
BlackRock Dividend AchieversTM Trust	$8,149	$8,149	$8,149	$7,126	$7,126
BlackRock Limited Duration Income Trust	$7,897	$7,897	$7,897	$7,000	$7,000
BlackRock Municipal 2020 Term Trust	$5,215	$5,215	$5,215	$4,817	$4,817
BlackRock Florida Municipal 2020 Term Trust	$1,514	$1,514	$1,514	$1,408	$1,408
BlackRock Preferred Opportunity Trust	$5,710	$5,710	$5,710	$5,139	$5,139
BlackRock Core Bond Trust	$6,474	$6,474	$6,474	$5,994	$5,994
BlackRock Strategic Bond Trust	$1,961	$1,961	$1,961	$1,837	$1,837
BlackRock Broad Investment Grade 2009 Term Trust, Inc.	$1,305	$1,305	$1,305	$1,250	$1,250
BlackRock High Yield Trust	$1,313	$1,313	$1,313	$1,250	$1,250
BlackRock Income Trust, Inc.	$6,645	$6,645	$6,645	$6,114	$6,114

Fund (1)	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)
BlackRock Income Opportunity Trust, Inc.	$6,539	$6,539	$6,539	$6,044	$6,044
BlackRock International Growth and Income Trust(8)	$0	$0	$0	$0	$0
Total Compensation from Fund Complex(7)	$226,000	$226,000	$226,000	$196,000	$196,000
Number of Funds in Fund Complex Overseen by Board Member	60	60	60	60	60

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $330,640 as of May 31, 2007.
(3)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $256,408 as of May 31, 2007.
(4)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $230,603 as of May 31, 2007.
(5)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $92,889 as of May 31, 2007.
(6)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $456,971 as of May 31, 2007.
(7)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2006. Of this amount, Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein and Mr. Hubbard deferred $50,000, $50,000, $50,000, $30,000 and $196,000, respectively, pursuant to the Fund complex’s deferred compensation plan.
(8)	BlackRock Global Equity Income Trust, BlackRock Preferred and Equity Advantage Trust and BlackRock International Growth and Income Trust commenced operations on March 30, 2007, December 27, 2006 and May 30, 2007, respectively, and have not completed a full fiscal year.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Board 5 or officers.

As of May 31, 2007, all Board Members of Board 5 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Appendix D

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in the Funds that they are nominated to oversee as of March 31, 2007, except as otherwise indicated.

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
Interested Nominees:
Richard S. Davis	None	None	None	None	Over $100,000	—	—	Over $100,000

Henry Gabbay (1)	BlackRock Strategic Dividend AchieversTM Trust	1,000	None	$10,001 – $50,000	Over $100,000	—	—	Over $100,000

	BlackRock Global Energy and Resources Trust	500	None	$10,001 – $50,000		—	—

	BlackRock Dividend AchieversTM Trust	1,000	None	$10,001 – $50,000		—	—

	BlackRock Health Sciences Trust	550	None	$10,001 – $50,000		—	—

	BlackRock S&P Quality Rankings Global Equity Managed Trust	840	None	$10,001 – $50,000		—	—

	BlackRock Real Asset Equity Trust	950	None	$10,001 – $50,000		—	—

	BlackRock International Growth and Income Trust	900	None	$10,001 – $50,000		—	—

Independent Nominees:
G. Nicholas Beckwith, III	None	None	None	None	None	—	—	None

Richard E. Cavanagh	BlackRock Broad Investment Grade 2009 Term Trust, Inc.	100	None	$1 – $10,000	Over $100,000	2,329	$10,001 – $50,000	Over $100,000

	BlackRock Strategic Bond Trust	300	None	$1 – $10,000		2,582	$10,001 – $50,000

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Core Bond Trust	500	None	$1 – $10,000		2,717	$10,001 – $50,000

	BlackRock High Yield Trust	200	None	$1 – $10,000		8,398	$50,001 – $100,000

	BlackRock Income Trust, Inc.	500	None	$1 – $10,000		10,806	$50,001 – $100,000

	BlackRock Income Opportunity Trust, Inc.	100	None	$1 – $10,000		3,137	$10,001 – $50,000

	BlackRock Global Opportunities Equity Trust	100	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Term Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock Insured Municipal 2008 Term Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock New York Insured Municipal 2008 Term Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock Investment Quality Municipal Trust, Inc.	500	None	$1 – $10,000		—	—

	BlackRock New York Investment Quality Municipal Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock Strategic Municipal Trust	500	None	$1 – $10,000		—	—

	BlackRock New York Municipal Income Trust	300	None	$1 – $10,000		—	—

	BlackRock Municipal Income Trust	300	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Municipal 2018 Term Trust	300	None	$1 – $10,000		—	—

	BlackRock New York Municipal 2018 Term Trust	100	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Income Trust	200	None	$1 – $10,000		—	—

	BlackRock New York Insured Municipal Income Trust	200	None	$1 – $10,000		—	—

	BlackRock Municipal Income Trust II	100	None	$1 – $10,000		—	—

	BlackRock New York Municipal Income Trust II	100	None	$1 – $10,000		—	—

	BlackRock Municipal 2020 Term Trust	100	None	$1 – $10,000		—	—

	BlackRock Limited Duration Income Trust	100	None	$1 – $10,000		—	—

	BlackRock Dividend AchieversTM Trust	100	None	$1 – $10,000		—	—

	BlackRock Global Floating Rate Income Trust	200	None	$1 – $10,000		—	—

	BlackRock Global Energy and Resources Trust	100	None	$1 – $10,000		—	—

	BlackRock S&P Quality Rankings Global Equity Managed Trust	100	None	$1 – $10,000		—	—

	BlackRock Long-Term Municipal Advantage Trust	200	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock New York Municipal Bond Trust	100	None	$1 – $10,000		—	—

	BlackRock Municipal Bond Trust	100	None	$1 – $10,000		—	—

	BlackRock Preferred and Equity Advantage Trust	200	None	$1 – $10,000		—	—

	BlackRock Strategic Dividend AchieversTM Trust	100	None	$1 – $10,000		—	—

	BlackRock Preferred Opportunity Trust	100	None	$1 – $10,000		—	—

	BlackRock Health Sciences Trust	100	None	$1 – $10,000		—	—

	BlackRock High Income Shares	100	None	$1 – $10,000		—	—

	BlackRock Enhanced Dividend AchieversTM Trust	100	None	$1 – $10,000		—	—

	BlackRock World Investment Trust	100	None	$1 – $10,000		—	—

	BlackRock Real Asset Equity Trust	200	None	$1 – $10,000		—	—

Kent Dixon	BlackRock Broad Investment Grade 2009 Term Trust, Inc.	100	None	$1 – $10,000	Over $100,000	2,367	$10,001 – $50,000	Over $100,000

	BlackRock Strategic Bond Trust	100	None	$1 – $10,000		2,532	$10,001 – $50,000

	BlackRock Core Bond Trust	100	None	$1 – $10,000		2,720	$10,001 – $50,000

	BlackRock High Yield Trust	5,000	None	$10,001 – $50,000		4,108	$10,001 – $50,000

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Income Trust, Inc.	100	None	$1 – $10,000		5,158	$10,001 – $50,000

	BlackRock Income Opportunity Trust, Inc.	100	None	$1 – $10,000		3,009	$10,001 – $50,000

	BlackRock Global Opportunities Equity Trust	2,000	None	$50,001 – $100,000		—	—

	BlackRock Strategic Dividend AchieversTM Trust	100	None	$1 – $10,000		—	—

	BlackRock Preferred Opportunity Trust	100	None	$1 – $10,000		—	—

	BlackRock Limited Duration Income Trust	1,000	None	$10,001 – $50,000		—	—

	BlackRock Dividend AchieversTM Trust	3,000	None	$10,001 – $50,000		—	—

	BlackRock Global Floating Rate Income Trust	500	None	$10,001 – $50,000		—	—

	BlackRock Global Energy and Resources Trust	500	None	$10,001 – $50,000		—	—

	BlackRock Health Sciences Trust	100	None	$10,001 – $50,000		—	—

	BlackRock High Income Shares	500	None	$10,001 – $50,000		—	—

	BlackRock Enhanced Dividend AchieversTM Trust	3,000	None	$10,001 – $50,000		—	—

	BlackRock World Investment Trust	1,000	None	$10,001 – $50,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock S&P Quality Rankings Global Equity Managed Trust	100	None	$1 – $10,000		—	—

	BlackRock Real Asset Equity Trust	1,000	None	$10,001 – $50,000		—	—

	BlackRock Core Bond Trust	100	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Term Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock Insured Municipal 2008 Term Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock Investment Quality Municipal Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock Florida Insured Municipal 2008 Term Trust	100	None	$1 – $10,000		—	—

	BlackRock Florida Investment Quality Municipal Trust	100	None	$1 – $10,000		—	—

	BlackRock Strategic Municipal Trust	100	None	$1 – $10,000		—	—

	BlackRock Florida Municipal Income Trust	2,100	None	$10,001 – $50,000		—	—

	BlackRock Municipal Income Trust	5,100	None	$50,001 – $100,000		—	—

	BlackRock Municipal 2018 Term Trust	100	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Income Trust	5,100	None	$50,001 – $100,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Florida Insured Municipal Income Trust	100	None	$1 – $10,000		—	—

	BlackRock Municipal Income Trust II	100	None	$1 – $10,000		—	—

	BlackRock Municipal 2020 Term Trust	100	None	$1 – $10,000		—	—

	BlackRock California Insured Municipal 2008 Term Trust, Inc.	100	None	$1 – $10,000		—	—

	BlackRock Long-Term Municipal Advantage Trust	100	None	$1 – $10,000		—	—

	BlackRock Florida Municipal Bond Trust	100	None	$1 – $10,000		—	—

	BlackRock Municipal Bond Trust	5,000	None	$50,001 – $100,000		—	—

Frank J. Fabozzi (1)	BlackRock Broad Investment Grade 2009 Term Trust, Inc.	10	None	$1 – $10,000	$50,001 – $100,000	2,025	$10,001 – $50,000	Over $100,000

	BlackRock Strategic Bond Trust	100	None	$1 – $10,000		2,097	$10,001 – $50,000

	BlackRock Core Bond Trust	20	None	$1 – $10,000		2,350	$10,001 – $50,000

	BlackRock High Yield Trust	10	None	$1 – $10,000		3,647	$10,001 – $50,000

	BlackRock Income Trust, Inc.	2,010	None	$10,001 – $50,000		4,711	$10,001 – $50,000

	BlackRock Income Opportunity Trust, Inc.	10	None	$1 – $10,000		2,742	$10,001 – $50,000

	BlackRock Global Opportunities Equity Trust	100	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Strategic Dividend AchieversTM Trust	100	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Term Trust, Inc.	10	None	$1 – $10,000		—	—

	BlackRock Insured Municipal 2008 Term Trust, Inc.	10	None	$1 – $10,000		—	—

	BlackRock Investment Quality Municipal Trust, Inc.	10	None	$1 – $10,000		—	—

	BlackRock Pennsylvania Strategic Municipal Trust	100	None	$1 – $10,000		—	—

	BlackRock Strategic Municipal Trust	100	None	$1 – $10,000		—	—

	BlackRock Municipal Income Trust	20	None	$1 – $10,000		—	—

	BlackRock Municipal 2018 Term Trust	20	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Income Trust	10	None	$1 – $10,000		—	—

	BlackRock Municipal Income Trust II	10	None	$1 – $10,000		—	—

	BlackRock Preferred Opportunity Trust	100	None	$1 – $10,000		—	—

	BlackRock Municipal 2020 Term Trust	100	None	$1 – $10,000		—	—

	BlackRock Limited Duration Income Trust	100	None	$1 – $10,000		—	—

	BlackRock Dividend AchieversTM Trust	300	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Global Floating Rate Income Trust	100	None	$1 – $10,000		—	—

	BlackRock Global Energy and Resources Trust	100	None	$1 – $10,000		—	—

	BlackRock Health Sciences Trust	100	None	$1 – $10,000		—	—

	BlackRock High Income Shares	100	None	$1 – $10,000		—	—

	BlackRock Enhanced Dividend AchieversTM Trust	100	None	$1 – $10,000		—	—

	BlackRock World Investment Trust	100	None	$1 – $10,000		—	—

	BlackRock S&P Quality Rankings Global Equity Managed Trust	100	None	$1 – $10,000		—	—

	BlackRock Long-Term Municipal Advantage Trust	100	None	$1 – $10,000		—	—

	BlackRock Real Asset Equity Trust	100	None	$1 – $10,000		—	—

	BlackRock Municipal Bond Trust	20	None	$1 – $10,000		—	—

	BlackRock Preferred and Equity Advantage Trust	100	None	$1 – $10,000		—	—

Kathleen F. Feldstein (1)	BlackRock Broad Investment Grade 2009 Term Trust, Inc.	60	None	$1 – $10,000	$10,001 – $50,000	688	$10,001 – $50,000	$50,001 – $100,000

	BlackRock Strategic Bond Trust	60	None	$1 – $10,000		790	$10,001 – $50,000

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Core Bond Trust	60	None	$1 – $10,000		784	$10,001 – $50,000

	BlackRock High Yield Trust	60	None	$1 – $10,000		1,268	$10,001 – $50,000

	BlackRock Income Trust, Inc.	58	None	$1 – $10,000		1,643	$10,001 – $50,000

	BlackRock Income Opportunity Trust, Inc.	60	None	$1 – $10,000		959	$10,001 – $50,000

	BlackRock Global Opportunities Equity Trust	100	None	$1 – $10,000		—	—

	BlackRock Strategic Dividend AchieversTM Trust	57	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Term Trust, Inc.	55	None	$1 – $10,000		—	—

	BlackRock Insured Municipal 2008 Term Trust, Inc.	56	None	$1 – $10,000		—	—

	BlackRock Investment Quality Municipal Trust, Inc.	57	None	$1 – $10,000		—	—

	BlackRock Strategic Municipal Trust	57	None	$1 – $10,000		—	—

	BlackRock Municipal Income Trust	57	None	$1 – $10,000		—	—

	BlackRock Strategic Bond Trust	60	None	$1 – $10,000		—	—

	BlackRock Municipal 2018 Term Trust	56	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Income Trust	56	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Municipal Income Trust II	57	None	$1 – $10,000		—	—

	BlackRock Preferred Opportunity Trust	60	None	$1 – $10,000		—	—

	BlackRock Municipal 2020 Term Trust	56	None	$1 – $10,000		—	—

	BlackRock Limited Duration Income Trust	60	None	$1 – $10,000		—	—

	BlackRock Dividend AchieversTM Trust	57	None	$1 – $10,000		—	—

	BlackRock Global Floating Rate Income Trust	59	None	$1 – $10,000		—	—

	BlackRock Global Energy and Resources Trust	50	None	$1 – $10,000		—	—

	BlackRock Health Sciences Trust	116	None	$1 – $10,000		—	—

	BlackRock High Income Shares	116	None	$1 – $10,000		—	—

	BlackRock Enhanced Dividend AchieversTM Trust	113	None	$1 – $10,000		—	—

	BlackRock World Investment Trust	115	None	$1 – $10,000		—	—

	BlackRock S&P Quality Rankings Global Equity Managed Trust	57	None	$1 – $10,000		—	—

	BlackRock Long-Term Municipal Advantage Trust	101	None	$1 – $10,000		—	—

	BlackRock Real Asset Equity Trust	102	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Municipal Bond Trust	57	None	$1 – $10,000		—	—

	BlackRock Preferred and Equity Advantage Trust	102	None	$1 – $10,000		—	—

James T. Flynn	BlackRock Senior Floating Rate Fund, Inc.	28,837	None	Over $100,000	Over $100,000	—	—	Over $100,000

	BlackRock Senior Floating Rate Fund II, Inc.	26,010	None	Over $100,000		—	—	—

	BlackRock Preferred Income Strategies Fund, Inc.	3,300	None	$50,001 – $100,000		—	—	—

	BlackRock Preferred and Corporate Income Strategies Fund, Inc.	3,000	None	$10,001 – $50,000		—	—	—

Jerrold B. Harris	None	None	None	None	None	—	—	None

R. Glenn Hubbard	BlackRock Broad Investment Grade 2009 Term Trust, Inc.	120	None	$1 – $10,000	Over $100,000	4,672	$50,001 – $100,000	Over $100,000

	BlackRock Strategic Bond Trust	120	None	$1 – $10,000		5,244	$50,001 – $100,000

	BlackRock Core Bond Trust	120	None	$1 – $10,000		5,385	$50,001 – $100,000

	BlackRock High Yield Trust	120	None	$1 – $10,000		6,900	$50,001 – $100,000

	BlackRock Income Trust, Inc.	117	None	$1 – $10,000		11,085	$50,001 – $100,000

	BlackRock Income Opportunity Trust, Inc.	119	None	$1 – $10,000		6,643	$50,001 – $100,000

	BlackRock Global Opportunities Equity Trust	117	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Strategic Dividend AchieversTM Trust	113	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Term Trust, Inc.	110	None	$1 – $10,000		—	—

	BlackRock Insured Municipal 2008 Term Trust, Inc.	111	None	$1 – $10,000		—	—

	BlackRock New York Insured Municipal 2008 Term Trust, Inc.	110	None	$1 – $10,000		—	—

	BlackRock Investment Quality Municipal Trust, Inc.	113	None	$1 – $10,000		—	—

	BlackRock New York Investment Quality Municipal Trust, Inc.	113	None	$1 – $10,000		—	—

	BlackRock Strategic Municipal Trust	114	None	$1 – $10,000		—	—

	BlackRock New York Municipal Income Trust	112	None	$1 – $10,000		—	—

	BlackRock Municipal Income Trust	114	None	$1 – $10,000		—	—

	BlackRock Municipal 2018 Term Trust	112	None	$1 – $10,000		—	—

	BlackRock New York Municipal 2018 Term Trust	110	None	$1 – $10,000		—	—

	BlackRock Insured Municipal Income Trust	112	None	$1 – $10,000		—	—

	BlackRock New York Insured Municipal Income Trust	112	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Municipal Income Trust II	114	None	$1 – $10,000		—	—

	BlackRock New York Municipal Income Trust II	112	None	$1 – $10,000		—	—

	BlackRock Preferred Opportunity Trust	121	None	$1 – $10,000		—	—

	BlackRock Municipal 2020 Term Trust	112	None	$1 – $10,000		—	—

	BlackRock Limited Duration Income Trust	119	None	$1 – $10,000		—	—

	BlackRock Dividend AchieversTM Trust	113	None	$1 – $10,000		—	—

	BlackRock Global Floating Rate Income Trust	118	None	$1 – $10,000		—	—

	BlackRock Global Energy and Resources Trust	119	None	$1 – $10,000		—	—

	BlackRock Health Sciences Trust	115	None	$1 – $10,000		—	—

	BlackRock High Income Shares	118	None	$1 – $10,000		—	—

	BlackRock World Investment Trust	114	None	$1 – $10,000		—	—

	BlackRock S&P Quality Rankings Global Equity Managed Trust	114	None	$1 – $10,000		—	—

	BlackRock Long-Term Municipal Advantage Trust	100	None	$1 – $10,000		—	—

	BlackRock Real Asset Equity Trust	101	None	$1 – $10,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock New York Municipal Bond Trust	113	None	$1 – $10,000		—	—

	BlackRock Municipal Bond Trust	114	None	$1 – $10,000		—	—

	BlackRock Preferred and Equity Advantage Trust	101	None	$1 – $10,000		—	—

W. Carl Kester	BlackRock Enhanced Capital and Income Fund, Inc.	1,000	None	$10,001 – $50,000	Over $100,000	—	—	Over $100,000

	BlackRock Preferred Income Strategies Fund, Inc.	1,000	None	$10,001 – $50,000		—	—

	BlackRock Enhanced Equity Yield Fund, Inc.	500	None	$1 – $10,000		—	—

	BlackRock Enhanced Equity Yield & Premium Fund, Inc.	500	None	$1 – $10,000		—	—

	BlackRock Enhanced Government Fund, Inc.	1,000	None	$10,001 – $50,000		—	—

	BlackRock Preferred and Corporate Income Strategies Fund, Inc.	1,000	None	$10,001 – $50,000		—	—

Karen P. Robards	BlackRock Enhanced Capital and Income Fund, Inc.	915	None	$10,001 – $50,000	$50,001 – $100,000	—	—	$50,001 – $100,000

	BlackRock Enhanced Equity Yield Fund, Inc.	819	None	$10,001 – $50,000		—	—

	BlackRock Preferred Income Strategies Fund, Inc.	690	None	$10,001 – $50,000		—	—

Name of Nominee	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Nominee in Fund Complex	Number of Share Equivalents (2)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds
	BlackRock Preferred and Corporate Income Strategies Fund, Inc.	675	None	$10,001 – $50,000		—	—

Robert S. Salomon, Jr.	None	None	None	None	Over $100,000	—	—	Over $100,000

(1)	Information is as of June 26, 2007.
(2)	Represents, as of March 31, 2007, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc., BlackRock Strategic Bond Trust and BlackRock Core Bond Trust are eligible investments.

The Nominees and officers as a group owned less than 1% of outstanding shares of each Fund for which they are nominated to oversee.

None of the independent Nominees or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2007.

Appendix E

Meetings of the Boards

During the most recent full fiscal for each Fund as grouped in the table below, the Boards met the following number of times:

Board 1
Fund	Fiscal Year End	Number of Board Meetings
BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc.	May 31	9
BlackRock S&P 500® Protected Equity Fund, Inc.	September 30	14
BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc.	October 31	13

Board 2
Fund	Fiscal Year End	Number of Board Meetings
BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock Senior High Income Fund, Inc.	February 28	11
BlackRock Debt Strategies Fund, Inc.	February 28	12
BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Insured Fund, Inc.	April 30	8
BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc.	July 31	11
BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock MuniVest Fund, Inc., Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings New York Insured Fund, Inc.	August 31	11
BlackRock MuniVest Fund II, Inc.	October 31	12

Board 3
Fund	Fiscal Year End	Number of Board Meetings
BlackRock MuniEnhanced Fund, Inc.	January 31	11
BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock MuniAssets Fund, Inc.	May 31	7
BlackRock Apex Municipal Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc.	June 30	6
BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc.	August 31	11
BlackRock MuniHoldings Insured Fund II, Inc.	September 30	11
BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund II, Inc.	October 31	11
BlackRock MuniYield New Jersey Fund, Inc.	November 30	12

Board 4
Fund	Fiscal Year End	Number of Board Meetings
BlackRock Multi-Strategy Hedge Opportunities LLC, BlackRock Multi-Strategy Hedge Advantage	March 31	8
BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc.	October 31	10
BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Enhanced Government Fund, Inc., BlackRock Enhanced Capital and Income Fund, Inc.	December 31	10

Board 5
Fund*	Fiscal Year End	Number of Board Meetings

BlackRock Insured Municipal Income Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock New York Municipal Income Trust II, BlackRock California Municipal Income Trust II, BlackRock Municipal Bond Trust, BlackRock California Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust

	August 31	7

BlackRock Long-Term Municipal Advantage Trust, BlackRock California Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Investment Quality Municipal Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc.

	October 31	8

Board 5
Fund*	Fiscal Year End	Number of Board Meetings

BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock High Income Shares, BlackRock Global Floating Rate Income Trust, BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust

	December 31	7

*	Annual meeting information and Board Members’ attendance for BlackRock International Growth and Income Trust, BlackRock Global Equity Income Trust, BlackRock Real Asset Equity Trust and BlackRock Preferred and Equity Advantage Trust has not been provided because such Funds have not been in operation for a full fiscal year.

Each incumbent Board Member attended more than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served.

Appendix F

Standing Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Audit Committee. Each Board has a standing Audit Committee comprised of all Independent Board Members (except, in the case of Board 5, comprised of Messrs. Cavanagh, Dixon and Fabozzi). The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committees review the scope of the Funds’ audit, accounting and financial reporting policies and practices and internal controls. The Audit Committees approve, and recommend to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firms. The Audit Committees also approve all audit and permissible non-audit services provided by the Funds’ independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting of the Fund.

Governance or Nominating Committee. Each Board has a standing Governance Committee or Nominating Committee. All Board Members who are not “interested persons,” within the meaning of the 1940 Act, are members of the Governance or Nominating Committee.

Each Governance or Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also is responsible for, among other things, the scheduling and organization of Board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s non-interested Board Members. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Board Member of the Fund and the person’s consent to be named as a Board Member if selected by the Governance Committee and nominated by the Board.

Each Governance or Nominating Committee, and each Audit Committee, met the following number of times for each Fund’s most recent fiscal year:

Board 1
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
BlackRock Muni Intermediate Duration Fund, Inc. and BlackRock Muni New York Intermediate Duration Fund, Inc.	May 31	1	5

BlackRock S&P 500® Protected Equity Fund, Inc.	September 30	0	4

BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock MuniYield New Jersey Insured Fund, Inc.	October 31	0	5

Board 2
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Senior High Income Fund, Inc.	February 28	0	5

BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Insured Fund, Inc.	April 30	0	5

BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc.	July 31	0	5

BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings New York Insured Fund, Inc.	August 31	0	5

Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc.	August 31	0	4

BlackRock MuniVest Fund II, Inc.	October 31	0	5

Board 3
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
BlackRock MuniEnhanced Fund, Inc.	January 31	0	5

BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock MuniAssets Fund, Inc.	May 31	1	5

BlackRock Apex Municipal Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc.	June 30	1	4

BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc.	August 31	0	5

BlackRock MuniHoldings Insured Fund II, Inc.	September 30	0	4

BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund II, Inc.	October 31	0	5

BlackRock MuniYield New Jersey Fund, Inc.	November 30	0	5

Board 4
Fund	Fiscal Year End	Number of Nominating Committee Meetings	Number of Audit Committee Meetings
BlackRock Multi-Strategy Hedge Opportunities LLC, BlackRock Multi-Strategy Hedge Advantage	March 31	0	4

BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc.	October 31	0	5

BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Enhanced Government Fund, Inc., BlackRock Enhanced Capital and Income Fund, Inc.	December 31	0	4

Board 5
Fund*	Fiscal Year End	Number of Governance Committee Meetings	Number of Audit Committee Meetings

BlackRock New York Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock Insured Municipal Income Trust, BlackRock California Municipal Income Trust II, BlackRock New York Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust

	August 31	6	7

BlackRock Long-Term Municipal Advantage Trust, BlackRock California Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Investment Quality Municipal Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc.

	October 31	5	7

BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock High Income Shares, BlackRock Global Floating Rate Income Trust, BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust

	December 31	4	6

*	Meeting information and Board Members’ attendance for BlackRock International Growth and Income Trust, BlackRock Global Equity Income Trust, BlackRock Real Asset Equity Trust and BlackRock Preferred and Equity Advantage Trust has not been provided because such Funds have not been in operation for a full fiscal year.

Each Governance or Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A copy of the Governance or Nominating Committee Charter for each Fund is included in Appendix G.

Board 5 has three additional standing committees, as follows:

Compliance Committee. The Compliance Committee consists of all of the Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Funds. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Board Members in acting independently of BlackRock Advisors in pursuing the best interests of the Funds and their shareholders, receiving information on and, where appropriate, recommending policies concerning the Funds’ Compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Funds’ Chief Compliance Officer. The Committee met the following times during each Board 5 Fund’s most recent fiscal year:

Board 5
Fund*	Fiscal Year End	Number of Compliance Committee Meetings

BlackRock New York Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock Insured Municipal Income Trust, BlackRock California Municipal Income Trust II, BlackRock New York Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust

	August 31	4

BlackRock Long-Term Municipal Advantage Trust, BlackRock California Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Investment Quality Municipal Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc.

	October 31	4

*	Meeting information and Board Members’ attendance for BlackRock International Growth and Income Trust, BlackRock Global Equity Income Trust, BlackRock Real Asset Equity Trust and BlackRock Preferred and Equity Advantage Trust has not been provided because such Funds have not been in operation for a full fiscal year.

Board 5
Fund*	Fiscal Year End	Number of Compliance Committee Meetings

BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock High Income Shares, BlackRock Global Floating Rate Income Trust, BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust

	December 31	4

*	Meeting information and Board Members’ attendance for BlackRock International Growth and Income Trust, BlackRock Global Equity Income Trust, BlackRock Real Asset Equity Trust and BlackRock Preferred and Equity Advantage Trust has not been provided because such Funds have not been in operation for a full fiscal year.

Executive Committee. Each Fund has an Executive Committee composed of Messrs. Cavanagh and Schlosstein, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

Portfolio Review Committee. The Portfolio Review Committee consists of all of the Board Members. The Portfolio Review Committee acts in accordance with the Portfolio Review Committee charter. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Funds in acting independently of BlackRock in pursuing the best interests of the Funds and their shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Funds, and reviewing with respect to the Funds: (a) whether the Funds have complied with their investment policies and restrictions as reflected in its prospectus and statement of additional information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Funds’ investment results.

The Committee met the following times during each Board 5 Fund’s most recent fiscal year:

Board 5
Fund*	Fiscal Year End	Number of Portfolio Review Committee Meetings

BlackRock New York Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock Insured Municipal Income Trust, BlackRock California Municipal Income Trust II, BlackRock New York Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust

	August 31	4

BlackRock Long-Term Municipal Advantage Trust, BlackRock California Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Investment Quality Municipal Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc.

	October 31	4

BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock High Income Shares, BlackRock Global Floating Rate Income Trust, BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust

	December 31	4

*	Meeting information and Board Members’ attendance for BlackRock International Growth and Income Trust, BlackRock Global Equity Income Trust, BlackRock Real Asset Equity Trust and BlackRock Preferred and Equity Advantage Trust has not been provided because such Funds have not been in operation for a full fiscal year.

Appendix G

Audit Committee Charters

Audit Committee Charter

(Boards 1, 2, 3 and 4)

This document serves as the Charter for the Audit Committee for the registered investment companies (each, a “Fund” and collectively, the “Funds”) listed on Appendix A hereto (each such Charter being a separate Charter). The Board of Directors/Trustees of each Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Director”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c)	each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II. Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	Fund’s compliance with legal and regulatory requirements;

(c)	independent accountants’ qualifications and independence; and

(d)	performance of the Fund’s internal audit function and the Fund’s independent accountants; and

(2)	[for Listed Funds] preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

III. Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Directors ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	[for Listed Funds] to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(n)	[for Listed Funds] to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g., the types of information to be disclosed and the type of presentation to be made);

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(p)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q)	[for Listed Funds] to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(r)	[for Listed Funds] to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s)	on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcomittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV. Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI. Reporting

The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII. Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Audit Committee Charter

(Board 5)

JOINT AUDIT COMMITTEE CHARTER

OF

THE BLACKROCK CLOSED-END FUNDS

(the “Fund” or “Funds”)

AS APPROVED BY THE BOARDS OF TRUSTEES/DIRECTORS

FEBRUARY, 2007(1)

I. THE MEMBERS OF THE COMMITTEE

Each Fund shall have an audit committee (the “Committee”) of its Board of Directors/Trustees (the “Board”). The Committee will be composed of at least three members of the Board, each of whom is independent (i.e. not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940). No member of the Committee shall directly or indirectly receive any compensation from the Fund, or any subsidiary thereof, if applicable, except compensation for services as a member of the Fund’s Board or a committee of the Board.(2) Members shall have no relationships with the Fund or its investment adviser, administrator or custodian that may interfere with the exercise of their independence from management of the Fund. The members and the Committee chair shall be elected by the full Board.

Each member shall be “financially literate” as the Board interprets such qualification in its business judgment. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

In the event a member simultaneously serves on the audit committees of more than three public companies, the Board shall determine whether such simultaneous service would impair the ability of such member to effectively serve on the Fund’s audit committee. The Board has determined that simultaneous service on the Committee of each Fund shall be deemed to be equivalent to service on the audit committee of a single public company for purposes of this requirement and that such service does not impair the ability of a member to effectively serve on the Committee of any single Fund.

(1)	This Joint Audit Committee Charter, if adopted, supercedes and replaces all prior versions that may have been adopted from time to time. Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Audit Committee, a single Governance Committee and a single Board. The terms "Audit Committee," "Independent Trustees" and "Board" mean the Audit Committee, Independent Trustees and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee, and members of the Board of each Fund, however, shall act separately and in the best interests of each respective Fund.
(2)	For this purpose, compensation includes any compensation paid by a Fund or a subsidiary for services to a law firm, accounting firm, consulting firm, investment bank or financial advisory firm in which the Committee member is a partner, member, executive officer or holds a similar position.

II. PURPOSE OF THE COMMITTEE

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including:

•	the integrity of the Fund’s financial statements;

•	the Fund’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Fund’s independent auditors;

•	the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent and other service providers; and

•	preparing for each Fund the report required to be included in its annual proxy statement, if any, by the rules of the Securities and Exchange Commission.

III. DUTIES AND RESPONSIBILITIES

The Committee shall have the following duties and responsibilities:

A. Approval of Auditors and Services

1.	approve the selection, retention, termination and compensation of the independent registered public accounting firm (the “independent accountants”) for the Fund; and in connection therewith;

2.	pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Fund, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund; the Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the chair of the Committee, pursuant to the pre-approval policies and procedures adopted by the Committee;

B. Independence of Accountants

1.	evaluate the independence of the accountants and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence; in this connection, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1;

2.	set clear hiring policies for employees or former employees of the independent accountants.

C. Oversight

1.	meet with the Fund’s independent accountants, at least twice a year and more often if required, to review the conduct and results of each audit and discuss the Fund’s audited and unaudited financial statements; and in this connection discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations;

2.	discuss policies with respect to risk assessment and risk management;

3.	meet periodically with the Fund’s independent accountants, the Fund’s principal executive officer and the Fund’ principal financial officer (the person responsible for the internal audit function) in separate executive sessions as the Committee deems necessary or advisable;

4.	review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response; evaluate the independent auditor’s qualifications and performance (including the performance of the lead partner); resolve disagreements between management and the independent accountants regarding financial reporting;

5.	establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund and its affiliates and service providers of concerns about accounting or auditing matters pertaining to the Fund, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

6.	authorize and oversee investigations into any matters within the Committee’s scope of responsibilities or as specifically delegated to the Committee by the Board;

7.	generally discuss the Fund’s earnings press releases, as applicable, and financial information and earnings guidance provided to analysts and ratings agencies;

D. Reports

1.	at least annually, obtain and review a report by the independent accountant describing:

•	all critical accounting policies and practices used;

•	all alternative treatments of financial information discussed with management, the ramifications of the alternatives and the independent accountants’ preferred treatment;

•	material written communications between the independent accountants and management;

•	all fees for audited and non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Fund’s investment advisor;

•	the firm’s internal quality-control procedures;

•

any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

2.	As noted above, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1;

3.	As noted above, the Committee shall ensure receipt of the communications required by SAS 61, as amended;

4.	prepare and approve the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of directors/trustees; and

5.	report to the Board on a regular and timely basis; and

E. Other

1.	take such actions as the Committee deems necessary or desirable to fulfill its purpose as described above.

IV. RESOURCES

The Committee may retain independent legal counsel or other advisers as it determines to be necessary or advisable to perform its duties. The Fund shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including:

•	for payment of compensation to the Fund’s independent accountants or any other public accounting firm providing audit, review or attest services for the Fund;

•	for payment of compensation to any special counsel and other advisors employed by the Committee;

•	for the ordinary administrative expenses of the Committee; and

•	for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees.

In performing its duties the Committee shall consult, as it deems appropriate, with the members of the Board, officers and employees of the Fund, the investment adviser, the Fund’s counsel and the Fund’s other service providers.

V. ANNUAL REVIEW

On an annual basis, the Committee shall review and reassess the adequacy of this charter and recommend to the full Board any changes the Committee deems appropriate. In addition, on an annual basis, the Committee shall evaluate its performance as a whole and that of its individual members to assess whether it is functioning effectively. The independence of Committee members and satisfaction of the requirements to serve on the Committee shall be affirmed annually.

Governance and Nominating Committee or Nominating Committee

Nominating Committee Charter

(Boards 1, 2, 3 and 4)

I. Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

II. Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

III. Identification And Evaluation Of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by

Fund stockholders or by management in the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

IV. Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

V. Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

VI. Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 18, 2004

Governance and Nominating Committee Charter

(Board 5)

JOINT GOVERNANCE COMMITTEE CHARTER

OF THE

BOARDS OF TRUSTEES/DIRECTORS OF

THE BLACKROCK CLOSED-END FUNDS

AS APPROVED BY THE BOARDS OF TRUSTEES/DIRECTORS

February 2007(3)

I. PURPOSE OF THE GOVERNANCE COMMITTEE

The purposes of the Governance Committee (the "Governance Committee") of the Board of Trustees/Directors (the "Board") of each BlackRock Closed-End Fund (each a "Trust")(4) are to (1) identify individuals qualified to serve on the Board as trustees/directors that are "independent" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), and to select, or to recommend that the Board select, the Board nominees for the next annual meeting of shareholders, (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee), (3) oversee periodic evaluations of the Board and any committees of the Board (other than the Audit Committee), (4) monitor corporate governance matters and make recommendations to the Board, and (5) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics.

II. COMPOSITION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall be comprised of all the Independent Trustees of the Trust, and the chairperson of the Governance Committee will be the lead trustee/director of the Independent Trustees. The chairperson of the Governance Committee shall have the following responsibilities:

(1)	preside over Board meetings in the absence of the chairperson of the Board;

(2)	preside over Governance Committee meetings and executive sessions of the Independent Trustees;

(3)	serve as the principal liaison between the Independent Trustees and management;

(4)	participate in the preparation of the Board meeting agenda; and

(5)	participate in setting meeting schedules.

(3)	This Joint Governance Committee Charter, if adopted, will supercede and replaces all prior versions that may have been adopted from time to time.
(4)	Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Trust, a single Governance Committee, a single Audit Committee and a single Board. The terms "Governance Committee," "Audit Committee" and "Board" mean each "Governance Committee," Audit Committee" and "Board" as it relates to its respective Trust, unless the context otherwise requires. The Governance Committee, Audit Committee and Board of each Trust, however, shall act separately and in the best interests of its respective Trust.

III. MEETINGS AND PROCEDURES OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Joint Governance Committee Charter. The Committee shall meet as provided by its rules, which shall be at least quarterly in a session at which no trustees/directors who are interested persons of the Trust are present, or more frequently as circumstances require. The chairperson of the Governance Committee or a majority of the members of the Governance Committee may also call a special meeting of the Governance Committee.

A majority of the members of the Governance Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum. The Governance Committee may also take action by the written consent, if the number of trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Governance Committee, unless otherwise required by applicable law.

The Governance Committee may form subcommittees for any purpose that the Governance Committee deems appropriate and may delegate to such subcommittees such power and authority as the Governance Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Governance Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Governance Committee or the Independent Trustees as a whole.

The Governance Committee may request that any trustees/directors, officers or employees of the Trust, or other persons whose advice and counsel are sought by the Governance Committee, attend any meeting of the Governance Committee to provide such pertinent information as the Governance Committee requests.

For the sake of increased efficiency and for the dissemination of knowledge throughout the closed-end fund complex, each Governance Committee may meet jointly with any other Governance Committee in the closed-end fund complex.

The Governance Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board, including a description of all actions taken by the Governance Committee at the meeting.

IV. AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter. The Governance Committee shall have sole authority to retain and terminate any search firm to be used to identify Independent Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.

V. DUTIES OF THE GOVERNANCE COMMITTEE

A. Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(1)	establish procedures for evaluating the suitability of potential trustee/director nominees;

(2)	select the Independent Trustee nominees for election by the shareholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Trust. Persons selected by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE" and collectively with AMEX the "Exchanges") listing requirements; and

(3)	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated.

B. Board Composition and Procedures

The Governance Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

(1)	review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by the 1940 Act and the Exchanges;

(2)	make recommendations on the frequency and structure of Board meetings;

(3)	make recommendations concerning any other aspect of the procedures of the Board that the Governance Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Trust rule, guideline, procedure, code of ethics or corporate governance principle;

(4)	make recommendations on the requirements for, and means of, Board orientation and training; and

(5)	act as the administrative committee under the Trustee Retirement Policy.

C. Corporate Governance

The following shall be the goals and responsibilities of the Governance Committee with respect to corporate governance:

(1)	consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board;

(2)	monitor compliance with, and act as the administrative committee with respect to, the provisions of (i) the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act and (ii) the Joint Code of Ethics for Chief Executive and Senior Financial Officers pursuant to the rules and regulations promulgated under Sarbanes Oxley Act of 2002, including the granting of any waivers thereunder, as appropriate; and

(3)	supervise counsel for the Independent Trustees.

D. Board Committees

The following shall be the goals and responsibilities of the Governance Committee with respect to the committee structure of the Board, provided that the Governance Committee shall have no responsibility or authority with respect to, and the following provisions shall not apply to, the Audit Committee, which will be supervised by the Board:

(1)	appoint the chairperson of the Governance Committee, make recommendations to the Board regarding the size and composition of any other committee of the Board, including the identification of individuals qualified to serve as members of a committee, and recommend individual trustees/directors to fill any vacancy that might occur on a committee;

(2)	monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members, the annual review performed, if any, by each committee; and

(3)	recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Governance Committee’s power to make such a recommendation under this Joint Governance Committee Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

E. Self-Assessment of the Board

The Governance Committee shall be responsible for overseeing the self-assessment of the Board as a whole. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address all matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by BlackRock Advisors, LLC and management of the Trust to the Board, the manner in which they were discussed or debated and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to the principles of corporate governance, and any recommended changes to the Trust’s or the Board’s policies or procedures. This report may be written or oral.

VI. EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address all matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Trust’s or the Board’s policies or procedures. This report may be written or oral.

VII. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Trust’s expense, such independent counsel or other advisers as it deems necessary.

VIII. QUALIFICATION

No director or trustee of a Trust shall be considered an Independent Trustee and be eligible to serve on the Governance Committee if such director or trustee is a "close family member" of an officer, director or employee of a Trust or BlackRock Advisors, LLC. For the purposes of this Section VIII, a "close family member" shall be an aunt, an uncle or a first cousin of such director or trustee.

Appendix H

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is BlackRock, Inc., 40 E. 52nd Street, New York, NY 10022.

Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

Each officer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anne Ackerley Age: 45	Vice President of BlackRock Long-Term Municipal Advantage Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock New York Municipal Income Trust II, BlackRock California Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust, BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock California Municipal Income Trust, BlackRock	Since 2000	Managing Director of BlackRock, Inc. (since 2000); First Vice President and Chief Operating Officer (Mergers and Acquisition Group) at Merrill Lynch & Co., Inc. (1997-2000); First Vice President and Chief Operating Officer (Public Finance Group) at Merrill Lynch & Co., Inc. (1995-1997); First Vice President (Emerging Markets Fixed Income Research) at Merrill Lynch & Co., Inc. (before 1995).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Insured Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock Investment Quality Municipal Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock Global Equity Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Real Asset Equity Trust, BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock High Income Shares, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock Global Floating Rate Income Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust,

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc., BlackRock International Growth and Income Trust.

Neal Andrews Age: 41	Assistant Treasurer of all Funds	Since 2007	Managing Director of Administration and Operations Group, BlackRock, Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bartholomew Battista Age: 48	Chief Compliance Officer of BlackRock Long-Term Municipal Advantage Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock New York Municipal Income Trust II, BlackRock California Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust, BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock California Municipal Income Trust,	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003) and Director (2000-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years

BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Insured Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock Investment Quality Municipal Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock Global Equity Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Real Asset Equity Trust, BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock High Income Shares, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock Global Floating Rate Income Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust,

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc., BlackRock International Growth and Income Trust

Donald C. Burke Age: 47	Treasurer of all Funds and Vice President of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock S&P 500® Protected Equity Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Apex Municipal Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc.,	Since 1993	Managing Director of BlackRock, Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) (2006); First Vice President of MLIM and FAM (1997-2005) and Treasurer thereof (1999-2006); Vice President of MLIM and FAM (1990-1997).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Quality Fund II, Inc., BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Enhanced Government Fund, Inc., Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Opportunities LLC and BlackRock Multi-Strategy Hedge Advantage.

Robert C. Doll, Jr. Age: 52	President and Board Member of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock S&P 500® Protected	Since 2005	Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee (since 2006); President of the Funds advised by MLIM and

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
	Equity Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Apex Municipal Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield		its affiliates (“MLIM/FAM-advised funds”) (2005-2006) and Chief Investment Officer thereof (2001-2006); President of MLIM and FAM (2001-2006); Co-Head (Americas Region) thereof (2000-2001) and Senior Vice President (1999-2001); President and Director of Princeton Services, Inc. (“Princeton Services”) (2001-2006); President of Princeton Administrators (“Princeton Administrators”) (2001-2006); Chief Investment Officer of OppenheimerFunds, Inc. (1999) and Executive Vice President thereof (1991-1999).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Quality Fund, Inc., BlackRock MuniYield Quality Fund II, Inc., BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Enhanced Government Fund, Inc., Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Opportunities LLC and BlackRock Multi-Strategy Hedge Advantage.

Karen Clark Age: 42	Chief Compliance Officer of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock S&P 500® Protected Equity Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest	Since 2007	Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007; Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Apex Municipal Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Quality Fund II, Inc., BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Enhanced Government Fund, Inc., Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Opportunities LLC and BlackRock Multi-Strategy Hedge Advantage.

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Jay Fife Age: 37	Assistant Treasurer of all Funds	Since 2005	Managing Director of BlackRock, Inc. (since 2007); Director of BlackRock, Inc. (2006); Assistant Treasurer of the MLIM/FAM-advised funds (2005-2006); Director of MLIM Fund Services Group (2001-2006).

Spencer Fleming Age: 38	Assistant Treasurer of all Funds	Since 2006	Director of BlackRock, Inc. (since 2007); Vice President of BlackRock Portfolio Compliance Group (since 2004); Associate in BlackRock Administrative Group (2001-2004); Assistant Vice President, Accounting Supervisor, Delaware Investments (1992-2001).

Robert S. Kapito Age: 50	President and Chief Executive Officer of BlackRock Long-Term Municipal Advantage Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock New York Municipal Income Trust II, BlackRock California Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust, BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock California Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York	Since 1990	Director, BlackRock, Inc.; Vice Chairman of BlackRock, Inc.; Head of the Portfolio Management Group; member of the Executive Committee, Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group of BlackRock, Inc.

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Municipal Income Trust, BlackRock Insured Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust, BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock Investment Quality Municipal Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock Global Equity Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Real Asset Equity Trust, BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock High Income Shares, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock Global Floating Rate Income Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust, BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity

.1Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc., BlackRock International Growth and Income Trust

Brian P. Kindelan Age: 48	Assistant Secretary of all Funds	Since 1997	Managing Director and Senior Counsel of BlackRock, Inc. (since January 2005); Director and Senior Counsel of BlackRock, Inc. (2001-2004); Vice President and Senior Counsel of BlackRock, Inc. (1998-2000); Senior Counsel of PNC Bank Corp. (May 1995-April 1998).

Robert Mahar Age: 62	Assistant Treasurer of all Funds	Since 2006	Director, BlackRock, Inc. (since 2006); Director and Divisional Compliance Officer for Equities (2002-2006), Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund (1996-1999).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Denis R. Molleur Age: 49	Assistant Secretary of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock S&P 500® Protected Equity Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Apex Municipal Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund,	Since 2006	Managing Director and Senior Counsel of BlackRock, Inc. (10/06-present); First Vice President and General Counsel of MLIM (5/06-9/06); First Vice President and Senior Counsel of Merrill Lynch Investment Managers, L.P. (4/04-5/06); Vice President and Senior Counsel of OppenheimerFunds, Inc. (4/92-4/04).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Quality Fund II, Inc., BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Enhanced Government Fund, Inc., Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Opportunities LLC and BlackRock Multi-Strategy Hedge Advantage.

Alice A. Pellegrino Age: 47

Secretary of BlackRock MuniYield Florida Insured Fund, BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield Pennsylvania Insured Fund, BlackRock S&P 500® Protected Equity Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Diversified Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., BlackRock MuniHoldings Florida Insured Fund, BlackRock MuniHoldings Fund, Inc.,

		Since 2004	Director of BlackRock, Inc. (since 2006); Director (Legal Advisory) of MLIM (2002-2006); Vice President of MLIM (1999-2002); Attorney associated with MLIM (1997-1999); Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services (2004-2006).

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., BlackRock MuniVest Fund II, Inc., BlackRock Senior High Income Fund, Inc., BlackRock Apex Municipal Fund, Inc., BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Corporate High Yield Fund V, Inc., BlackRock Corporate High Yield Fund VI, Inc., BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., BlackRock MuniYield New Jersey Insured Fund, Inc., BlackRock MuniYield New York Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc., BlackRock MuniYield Quality Fund II, Inc., BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Preferred Income Strategies Fund, Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Enhanced Equity Yield Fund, Inc., BlackRock Enhanced Equity Yield & Premium Fund, Inc., BlackRock Enhanced Government Fund, Inc., Master Senior Floating Rate LLC, BlackRock

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Opportunities LLC and BlackRock Multi-Strategy Hedge Advantage.

Vincent B. Tritto Age: 45

Secretary of BlackRock Long-Term Municipal Advantage Trust, BlackRock California Insured Municipal Income Trust, BlackRock Florida Insured Municipal Income Trust, BlackRock New York Insured Municipal Income Trust, BlackRock Municipal Income Trust II, BlackRock New York Municipal Income Trust II, BlackRock California Municipal Income Trust II, BlackRock California Municipal Bond Trust, BlackRock Municipal Bond Trust, BlackRock Florida Municipal Bond Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock Maryland Municipal Bond Trust, BlackRock Virginia Municipal Bond Trust, BlackRock California Municipal 2018 Term Trust, BlackRock New York Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust, BlackRock California Municipal Income Trust, BlackRock Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, BlackRock Insured Municipal Income Trust, BlackRock Pennsylvania Strategic Municipal Trust, BlackRock Strategic Municipal Trust, BlackRock Insured Municipal Term Trust, Inc., BlackRock California Insured Municipal 2008 Term Trust, Inc., BlackRock Florida Insured Municipal 2008 Term Trust,

		Since 2003	Managing Director and Senior Counsel (since 2005); Director and Senior Counsel (2002-2004) of BlackRock, Inc.; Executive Director (2000-2002) and Vice President (1998-2000) of Morgan Stanely & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997) at Rogers & Wells LLP.

Name and Age	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
BlackRock Insured Municipal 2008 Term Trust, Inc., BlackRock Investment Quality Municipal Trust, Inc., BlackRock New York Insured Municipal 2008 Term Trust, Inc., BlackRock California Investment Quality Municipal Trust, Inc., BlackRock Florida Investment Quality Municipal Trust, BlackRock New Jersey Investment Quality Municipal Trust, Inc., BlackRock New York Investment Quality Municipal Trust, Inc., BlackRock Global Equity Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Real Asset Equity Trust, BlackRock World Investment Trust, BlackRock Enhanced Dividend AchieversTM Trust, BlackRock Global Opportunities Equity Trust, BlackRock High Income Shares, BlackRock Health Sciences Trust, BlackRock Global Energy and Resources Trust, BlackRock Global Floating Rate Income Trust, BlackRock S&P Quality Rankings Global Equity Managed Trust, BlackRock Strategic Dividend AchieversTM Trust, BlackRock Dividend AchieversTM Trust, BlackRock Limited Duration Income Trust, BlackRock Municipal 2020 Term Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Preferred Opportunity Trust, BlackRock Core Bond Trust, BlackRock Strategic Bond Trust, BlackRock Broad Investment Grade 2009 Term Trust, Inc., BlackRock High Yield Trust, BlackRock Income Trust, Inc., BlackRock Income Opportunity Trust, Inc., BlackRock International Growth and Income Trust

*	Indicates the earliest year in which officer became an officer for a fund in the Fund complex.

Appendix I

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit Related Fees

		Audit Fees				Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)		Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust	10/31	36,200	(1)	—	(5)	—	—	(5)
BlackRock California Insured Municipal Income Trust	8/31	28,400		26,800		2,000	2,000
BlackRock Florida Insured Municipal Income Trust	8/31	29,700		28,100		2,000	2,100
BlackRock New York Insured Municipal Income Trust	8/31	28,900		27,300		2,000	2,100
BlackRock Municipal Income Trust II	8/31	35,200		32,700		2,000	2,500
BlackRock New York Municipal Income Trust II	8/31	28,300		26,200		2,000	2,000
BlackRock California Municipal Income Trust II	8/31	29,500		27,300		2,000	2,100
BlackRock California Municipal Bond Trust	8/31	27,800		25,700		2,000	2,000
BlackRock Municipal Bond Trust	8/31	30,500		28,300		2,000	2,200
BlackRock Florida Municipal Bond Trust	8/31	27,800		25,700		2,000	2,000
BlackRock New Jersey Municipal Bond Trust	8/31	27,400		25,300		2,000	1,900
BlackRock New York Municipal Bond Trust	8/31	27,500		25,500		2,000	2,000
BlackRock Maryland Municipal Bond Trust	8/31	27,300		25,200		2,000	1,900
BlackRock Virginia Municipal Bond Trust	8/31	15,600		10,600		2,000	1,900
BlackRock California Municipal 2018 Term Trust	12/31	30,000		26,200		2,000	2,000
BlackRock New York Municipal 2018 Term Trust	12/31	29,400		25,700		2,000	1,900
BlackRock Municipal 2018 Term Trust	12/31	32,300		27,500		2,000	2,200
BlackRock California Municipal Income Trust	10/31	30,800		27,100		2,000	2,400
BlackRock Municipal Income Trust	10/31	34,500		31,100		2,000	2,400
BlackRock Florida Municipal Income Trust	10/31	29,600		26,000		2,000	2,100
BlackRock New Jersey Municipal Income Trust	10/31	29,800		26,100		2,000	2,100

		Audit Fees				Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)		Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock New York Municipal Income Trust	10/31	30,500		26,800		2,000		2,300
BlackRock Insured Municipal Income Trust	8/31	36,200		34,400		2,000		2,600
BlackRock Pennsylvania Strategic Municipal Trust	12/31	19,900		15,800		2,000		1,900
BlackRock Strategic Municipal Trust	12/31	30,200		23,400		2,000		2,000
BlackRock Insured Municipal Term Trust, Inc.	12/31	32,500		31,300		2,000		2,200
BlackRock California Insured Municipal 2008 Term Trust, Inc.	12/31	30,900		22,000		2,000		2,100
BlackRock Florida Insured Municipal 2008 Term Trust	12/31	30,400		21,600		2,000		2,000
BlackRock Insured Municipal 2008 Term Trust, Inc.	12/31	34,800		32,300		2,000		2,400
BlackRock Investment Quality Municipal Trust, Inc.	10/31	31,000		29,500		2,000		2,400
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	12/31	31,100		22,200		2,000		2,100
BlackRock California Investment Quality Municipal Trust Inc.	10/31	17,400		10,100		2,000		1,900
BlackRock Florida Investment Quality Municipal Trust	10/31	17,400		10,200		2,000		1,900
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	10/31	17,400		10,100		2,000		1,900
BlackRock New York Investment Quality Municipal Trust, Inc.	10/31	17,400		10,200		2,000		1,900
BlackRock Global Equity Income Trust	10/31	8,000	(2),(3)	—	(5)	—	(3)	—	(5)
BlackRock Preferred and Equity Advantage Trust	10/31	8,000	(2),(3)	—	(5)	—	(3)	—	(5)
BlackRock Real Asset Equity Trust	10/31	49,500	(1)	—	(5)	—		—	(5)
BlackRock World Investment Trust	10/31	56,000		47,800	(4)	—		—	(6)
BlackRock Enhanced Dividend AchieversTM Trust	10/31	58,300		33,300	(4)	—		—	(6)
BlackRock Global Opportunities Equity Trust	10/31	46,900		42,200	(4)	—		—	(6)
BlackRock High Income Shares	12/31	35,000		28,700		5,000		5,200
BlackRock Health Sciences Trust	10/31	38,700		28,900	(4)	—		—	(6)
BlackRock Global Energy and Resources Trust	10/31	52,400		29,100	(4)	—		—	(6)

		Audit Fees				Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)		Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Global Floating Rate Income Trust	12/31	45,700		40,500		2,000		600
BlackRock S&P Quality Rankings Global Equity Managed Trust	10/31	35,100		39,400		—		—
BlackRock Strategic Dividend AchieversTM Trust	10/31	41,700		39,100		—		—
BlackRock Dividend AchieversTM Trust	10/31	48,600		30,400		—		—
BlackRock Limited Duration Income Trust	10/31	43,000		39,100		—		—
BlackRock Municipal 2020 Term Trust	12/31	33,300		27,700		2,000		2,300
BlackRock Florida Municipal 2020 Term Trust	12/31	29,700		25,000		2,000		2,000
BlackRock Preferred Opportunity Trust	12/31	41,700		34,200		2,000		2,400
BlackRock Core Bond Trust	10/31	67,200		43,500		—		—
BlackRock Strategic Bond Trust	10/31	32,800		34,700		—		—
BlackRock Broad Investment Grade 2009 Term Trust, Inc.	10/31	32,900		30,900		—		—
BlackRock High Yield Trust	10/31	33,400		27,500		—		—
BlackRock Income Trust, Inc.	10/31	67,600		69,900		—		—
BlackRock Income Opportunity Trust, Inc.	10/31	67,300		88,300		—		—
BlackRock International Growth and Income Trust	10/31	8,000	(2),(3)	—	(5)	—	(3)	—	(5)
BlackRock MuniYield Florida Insured Fund	10/31	26,500		26,000		3,500		19,400
BlackRock MuniYield Michigan Insured Fund, Inc.*	10/31	28,500		32,000		3,500		—
BlackRock MuniYield New Jersey Insured Fund, Inc.	10/31	26,500		26,000		3,500		19,400
BlackRock MuniYield Pennsylvania Insured Fund	10/31	26,500		26,000		3,500		19,400
BlackRock S&P 500® Protected Equity Fund, Inc.	9/30	26,000		26,500		—		—
BlackRock Muni Intermediate Duration Fund, Inc.*	5/31	34,000		33,000		3,500		3,500
BlackRock Muni New York Intermediate Duration Fund, Inc.*	5/31	30,500		29,000		3,500		3,500
BlackRock Debt Strategies Fund, Inc.	2/28	45,500		45,500		8,000		8,000
Master Senior Floating Rate LLC	8/31	73,500		70,000		—		—
BlackRock Senior Floating Rate Fund, Inc.	8/31	6,600		6,500		—		—

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Senior Floating Rate Fund II, Inc.	8/31	6,600	6,500	—	—
BlackRock Diversified Income Strategies Fund, Inc.	8/31	38,500	38,000	8,000	9,600
BlackRock Floating Rate Income Strategies Fund, Inc.	8/31	39,900	38,000	8,000	—
BlackRock Floating Rate Income Strategies Fund II, Inc.	2/28	40,200	40,200	8,000	8,000
BlackRock MuniHoldings Florida Insured Fund	8/31	32,600	32,000	3,500	3,500
BlackRock MuniHoldings Fund, Inc.*	4/30	29,400	57,500	3,500	3,500
BlackRock MuniHoldings Fund II, Inc.*	7/31	26,500	32,000	3,500	3,500
BlackRock MuniHoldings Insured Fund, Inc.*	4/30	29,400	57,500	3,500	3,500
BlackRock MuniHoldings New Jersey Insured Fund, Inc.*	7/31	28,000	32,000	3,500	—
BlackRock MuniHoldings New York Insured Fund, Inc.	8/31	30,500	30,000	3,500	3,500
BlackRock MuniVest Fund, Inc.	8/31	30,500	30,000	3,500	16,400
BlackRock MuniVest Fund II, Inc.	10/31	28,000	27,500	3,500	13,700
BlackRock Senior High Income Fund, Inc.	2/28	41,300	41,300	8,000	8,000
BlackRock Apex Municipal Fund, Inc.	6/30	28,000	27,500	—	—
BlackRock Corporate High Yield Fund, Inc.	5/31	38,850	37,000	8,000	—
BlackRock Corporate High Yield Fund III, Inc.	5/31	38,850	37,000	8,000	—
BlackRock Corporate High Yield Fund V, Inc.	8/31	38,500	37,000	8,000	—
BlackRock Corporate High Yield Fund VI, Inc.	8/31	38,500	37,000	8,000	—
BlackRock MuniAssets Fund, Inc.	5/31	28,000	27,500	—	—
BlackRock MuniEnhanced Fund, Inc.	1/31	28,500	28,500	3,500	3,500
BlackRock MuniHoldings California Insured Fund, Inc.	6/30	32,500	32,000	3,500	3,500
BlackRock MuniHoldings Insured Fund II, Inc.*	9/30	32,000	33,000	3,500	—
BlackRock MuniYield Fund, Inc.	10/31	32,600	32,000	3,500	19,400
BlackRock MuniYield Arizona Fund, Inc.	10/31	25,500	25,000	3,500	19,900

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock MuniYield California Fund, Inc.	10/31	28,000	27,500	3,500	19,900
BlackRock MuniYield California Insured Fund, Inc.	10/31	30,600	30,000	3,500	19,900
BlackRock MuniYield Florida Fund	10/31	27,500	27,000	3,500	19,900
BlackRock MuniYield Insured Fund, Inc.*	10/31	32,500	34,000	3,500	—
BlackRock MuniYield Michigan Insured Fund II, Inc.	10/31	26,500	26,000	3,500	19,900
BlackRock MuniYield New Jersey Fund, Inc.	11/30	28,000	27,500	3,500	13,700
BlackRock MuniYield New York Insured Fund, Inc.	10/31	30,600	30,000	3,500	19,900
BlackRock MuniYield Quality Fund, Inc.	10/31	30,600	30,000	3,500	19,900
BlackRock MuniYield Quality Fund II, Inc.	10/31	28,000	27,500	3,500	16,400
BlackRock Enhanced Capital and Income Fund, Inc.	12/31	37,000	36,000	8,000	—
BlackRock Preferred Income Strategies Fund, Inc.*	10/31	41,000	41,000	3,500	—
BlackRock Preferred and Corporate Income Strategies Fund, Inc.*	10/31	38,900	40,000	3,500	—
BlackRock Multi-Strategy Hedge Opportunities LLC	3/31	31,000	31,000	—	—
BlackRock Multi-Strategy Hedge Advantage	3/31	31,000	31,000	—	4,000
BlackRock Enhanced Equity Yield Fund, Inc.	12/31	32,500	32,000	—	9,600
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	12/31	32,500	32,000	—	9,600
BlackRock Enhanced Government Fund, Inc.*	12/31	33,500	34,000	—	—

*	Denotes that E&Y was the Fund’s independent registered public accounting firm through June 30, 2006.
(1)	BlackRock Long-Term Municipal Advatange Trust and BlackRock Real Equity Asset Trust have not completed a full fiscal year. However, BlackRock Long-Term Municipal Advatange Trust and BlackRock Real Equity Asset Trust have nonetheless paid to D&T fees for professional services rendered for the audit of their financial statements.
(2)	Initial seed audit in current fiscal period.
(3)	BlackRock Global Equity Income Trust, BlackRock International Growth and Income Trust and BlackRock Preferred and Equity Advantage Trust have not completed their initial fiscal year or period.

(4)

BlackRock Global Energy and Resources Trust, BlackRock Health Sciences Trust, BlackRock Global Opportunities Equity Trust, BlackRock Enhanced Dividend Achieverstm Trust and BlackRock World Investment Trust had not completed a full fiscal year. However, BlackRock Global Energy and Resources Trust, BlackRock Health Sciences Trust, BlackRock Global Opportunities Equity Trust, BlackRock Enhanced Dividend Achieverstm Trust and BlackRock World Investment Trust had nonetheless paid to D&T fees for professional services rendered for the audit of their annual financial statements.

(5)	The Fund had not yet been formed in the fiscal year preceding the most recent one.
(6)

BlackRock Global Energy and Resources Trust, BlackRock Health Sciences Trust, BlackRock Global Opportunities Equity Trust, BlackRock Enhanced Dividend Achieverstm Trust and BlackRock World Investment Trust had not completed a full fiscal year.

Tax Fees and All Other Fees

		Tax Fees				All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)		Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust	10/31	8,000	(1)	—	(4)	—	(5)	—	(4)
BlackRock California Insured Municipal Income Trust	8/31	8,000		7,700		500		500
BlackRock Florida Insured Municipal Income Trust	8/31	8,000		7,700		900		900
BlackRock New York Insured Municipal Income Trust	8/31	8,000		7,700		700		600
BlackRock Municipal Income Trust II	8/31	8,000		7,700		2,400		2,300
BlackRock New York Municipal Income Trust II	8/31	8,000		7,700		500		500
BlackRock California Municipal Income Trust II	8/31	8,000		7,700		800		800
BlackRock California Municipal Bond Trust	8/31	8,000		7,700		400		400
BlackRock Municipal Bond Trust	8/31	8,000		7,700		1,100		1,100
BlackRock Florida Municipal Bond Trust	8/31	8,000		7,700		400		400
BlackRock New Jersey Municipal Bond Trust	8/31	8,000		7,700		300		200
BlackRock New York Municipal Bond Trust	8/31	8,000		7,700		300		300
BlackRock Maryland Municipal Bond Trust	8/31	8,000		7,700		200		200
BlackRock Virginia Municipal Bond Trust	8/31	8,000		7,700		200		200
BlackRock California Municipal 2018 Term Trust	12/31	8,000		7,700		700		700
BlackRock New York Municipal 2018 Term Trust	12/31	8,000		7,700		400		400

		Tax Fees				All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)		Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Municipal 2018 Term Trust	12/31	8,000		7,700		1,700		1,900
BlackRock California Municipal Income Trust	10/31	8,000		7,700		1,600		1,500
BlackRock Municipal Income Trust	10/31	8,000		7,700		4,500		4,300
BlackRock Florida Municipal Income Trust	10/31	8,000		7,700		700		700
BlackRock New Jersey Municipal Income Trust	10/31	8,000		7,700		800		800
BlackRock New York Municipal Income Trust	10/31	8,000		7,700		1,300		1,300
BlackRock Insured Municipal Income Trust	8/31	8,000		7,700		2,700		2,700
BlackRock Pennsylvania Strategic Municipal Trust	12/31	8,000		7,700		200		200
BlackRock Strategic Municipal Trust	12/31	8,000		7,700		800		900
BlackRock Insured Municipal Term Trust, Inc.	12/31	8,000		7,700		1,800		2,100
BlackRock California Insured Municipal 2008 Term Trust, Inc.	12/31	8,000		7,700		1,100		1,300
BlackRock Florida Insured Municipal 2008 Term Trust	12/31	8,000		7,700		900		1,000
BlackRock Insured Municipal 2008 Term Trust, Inc.	12/31	8,000		7,700		2,900		3,300
BlackRock Investment Quality Municipal Trust, Inc.	10/31	8,000		7,700		1,800		1,800
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	12/31	8,000		7,700		1,200		1,400
BlackRock California Investment Quality Municipal Trust Inc.	10/31	8,000		7,700		100		100
BlackRock Florida Investment Quality Municipal Trust	10/31	8,000		7,700		100		100
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	10/31	8,000		7,700		100		100
BlackRock New York Investment Quality Municipal Trust, Inc.	10/31	8,000		7,700		100		100
BlackRock Global Equity Income Trust	10/31	—	(2)	—	(4)	—	(2)	—	(4)
BlackRock Preferred and Equity Advantage Trust	10/31	—	(2)	—	(4)	—	(2)	—	(4)
BlackRock Real Asset Equity Trust	10/31	8,000	(1)	—	(4)	—	(5)	—	(4)

		Tax Fees				All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)		Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock World Investment Trust	10/31	8,000		—		5,700		1,000	(3)
BlackRock Enhanced Dividend AchieversTM Trust	10/31	8,000		3,000	(3)	6,700		1,400	(3)
BlackRock Global Opportunities Equity Trust	10/31	8,000		3,000	(3)	2,200		400	(3)
BlackRock High Income Shares	12/31	8,000		4,500		1,000		1,100
BlackRock Health Sciences Trust	10/31	8,000		3,000	(3)	1,500		1,200	(3)
BlackRock Global Energy and Resources Trust	10/31	8,000		4,500	(3)	6,200		5,000	(3)
BlackRock Global Floating Rate Income Trust	12/31	8,000		7,500		3,100		3,400
BlackRock S&P Quality Rankings Global Equity Managed Trust	10/31	8,000		7,500		700		600
BlackRock Strategic Dividend AchieversTM Trust	10/31	8,000		7,500		2,900		2,600
BlackRock Dividend AchieversTM Trust	10/31	8,000		7,500		5,400		5,300
BlackRock Limited Duration Income Trust	10/31	8,000		7,500		4,800		4,700
BlackRock Municipal 2020 Term Trust	12/31	8,000		7,700		2,100		2,300
BlackRock Florida Municipal 2020 Term Trust	12/31	8,000		7,700		600		600
BlackRock Preferred Opportunity Trust	12/31	8,000		7,500		3,100		3,500
BlackRock Core Bond Trust	10/31	8,000		7,500		2,500		2,600
BlackRock Strategic Bond Trust	10/31	8,000		7,500		700		700
BlackRock Broad Investment Grade 2009 Term Trust, Inc.	10/31	16,000		15,000		300		300
BlackRock High Yield Trust	10/31	8,000		7,500		300		300
BlackRock Income Trust, Inc.	10/31	8,000		7,500		2,800		2,900
BlackRock Income Opportunity Trust, Inc.	10/31	8,000		7,500		2,600		2,700
BlackRock International Growth and Income Trust	10/31	—	(2)	—	(4)	—	(2)	—	(4)
BlackRock MuniYield Florida Insured Fund	10/31	6,000		5,700		—		—
BlackRock MuniYield Michigan Insured Fund, Inc.	10/31	6,000		5,700		—		—
BlackRock MuniYield New Jersey Insured Fund, Inc.	10/31	6,000		5,700		—		—
BlackRock MuniYield Pennsylvania Insured Fund	10/31	6,000		5,700		—		—
BlackRock S&P 500® Protected Equity Fund, Inc.	9/30	6,000		5,700		—		—

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Muni Intermediate Duration Fund, Inc.	5/31	6,000	5,700	—	—
BlackRock Muni New York Intermediate Duration Fund, Inc.	5/31	6,000	5,700	—	—
BlackRock Debt Strategies Fund, Inc.	2/28	6,100	6,000	—	—
Master Senior Floating Rate LLC	8/31	9,200	8,700	—	—
BlackRock Senior Floating Rate Fund, Inc.	8/31	6,000	5,700	—	—
BlackRock Senior Floating Rate Fund II, Inc.	8/31	6,000	5,700	—	—
BlackRock Diversified Income Strategies Fund, Inc.	8/31	6,000	5,700	—	—
BlackRock Floating Rate Income Strategies Fund, Inc.	8/31	6,000	5,700	—	—
BlackRock Floating Rate Income Strategies Fund II, Inc.	2/28	6,100	6,000	—	—
BlackRock MuniHoldings Florida Insured Fund	8/31	6,000	5,700	—	—
BlackRock MuniHoldings Fund, Inc.	4/30	6,100	6,000	—	—
BlackRock MuniHoldings Fund II, Inc.	7/31	6,000	5,700	—	—
BlackRock MuniHoldings Insured Fund, Inc.	4/30	6,100	6,000	—	—
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	7/31	6,000	5,700	—	—
BlackRock MuniHoldings New York Insured Fund, Inc.	8/31	6,000	5,700	—	—
BlackRock MuniVest Fund, Inc.	8/31	6,000	5,700	—	—
BlackRock MuniVest Fund II, Inc.	10/31	6,000	5,700	—	—
BlackRock Senior High Income Fund, Inc.	2/28	6,100	6,000	—	—
BlackRock Apex Municipal Fund, Inc.	6/30	6,000	5,700	—	—
BlackRock Corporate High Yield Fund, Inc.	5/31	6,000	5,700	—	—
BlackRock Corporate High Yield Fund III, Inc.	5/31	6,000	5,700	—	—
BlackRock Corporate High Yield Fund V, Inc.	8/31	6,000	5,700	—	—
BlackRock Corporate High Yield Fund VI, Inc.	8/31	6,000	5,700	—	—

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock MuniAssets Fund, Inc.	5/31	6,000	5,700	—	—
BlackRock MuniEnhanced Fund, Inc.	1/31	6,100	6,000	—	—
BlackRock MuniHoldings California Insured Fund, Inc.	6/30	6,000	5,700	—	—
BlackRock MuniHoldings Insured Fund II, Inc.	9/30	6,000	5,700	—	—
BlackRock MuniYield Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield Arizona Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield California Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield California Insured Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield Florida Fund	10/31	6,000	5,700	—	—
BlackRock MuniYield Insured Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield Michigan Insured Fund II, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield New Jersey Fund, Inc.	11/30	6,000	5,700	—	—
BlackRock MuniYield New York Insured Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield Quality Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock MuniYield Quality Fund II, Inc.	10/31	6,000	5,700	—	—
BlackRock Enhanced Capital and Income Fund, Inc.	12/31	6,000	5,700	—	—
BlackRock Preferred Income Strategies Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	10/31	6,000	5,700	—	—
BlackRock Multi-Strategy Hedge Opportunities LLC	3/31	45,000	45,000	—	—
BlackRock Multi-Strategy Hedge Advantage	3/31	6,100	6,000	—	—
BlackRock Enhanced Equity Yield Fund, Inc.	12/31	6,000	5,700	—	—
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	12/31	6,000	5,700	—	—
BlackRock Enhanced Government Fund, Inc.	12/31	6,000	5,700	—	—

(1)	BlackRock Long-Term Municipal Advantage Trust and BlackRock Real Asset Equity Trust have not completed a full fiscal year. However BlackRock Long-Term Municipal Advantage Trust and BlackRock Real Asset Equity Trust have nonetheless paid to D&T fees for professional services rendered for tax services.
(2)	BlackRock Global Equity Income Trust, BlackRock International Growth and Income Trust and BlackRock Preferred and Equity Advantage Trust have not completed their initial fiscal year or period.
(3)

BlackRock Global Energy and Resources Trust, BlackRock Health Sciences Trust, BlackRock Global Opportunities Equity Trust, BlackRock Enhanced Dividend Achievers™ Trust and BlackRock World Investment Trust had not completed a full fiscal year. However, BlackRock Global Energy and Resources Trust, BlackRock Health Sciences Trust, BlackRock Global Opportunities Equity Trust, BlackRock Enhanced Dividend Achievers™ Trust and BlackRock World Investment Trust had nonetheless paid to D&T for professional services rendered.

(4)	The Fund had not yet been formed in the fiscal year or period preceding the most recent one.
(5)	BlackRock Long-Term Municipal Advantage Trust and BlackRock Real Asset Equity Trust have not completed a full fiscal year.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust	—	—	—	—	—	—
BlackRock California Insured Municipal Income Trust	—	—	—	—	—	—
BlackRock Florida Insured Municipal Income Trust	—	—	—	—	—	—
BlackRock New York Insured Municipal Income Trust	—	—	—	—	—	—
BlackRock Municipal Income Trust II	—	—	—	—	—	—
BlackRock New York Municipal Income Trust II	—	—	—	—	—	—
BlackRock California Municipal Income Trust II	—	—	—	—	—	—
BlackRock California Municipal Bond Trust	—	—	—	—	—	—
BlackRock Municipal Bond Trust	—	—	—	—	—	—
BlackRock Florida Municipal Bond Trust	—	—	—	—	—	—
BlackRock New Jersey Municipal Bond Trust	—	—	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock New York Municipal Bond Trust	—	—	—	—	—	—
BlackRock Maryland Municipal Bond Trust	—	—	—	—	—	—
BlackRock Virginia Municipal Bond Trust	—	—	—	—	—	—
BlackRock California Municipal 2018 Term Trust	—	—	—	—	—	—
BlackRock New York Municipal 2018 Term Trust	—	—	—	—	—	—
BlackRock Municipal 2018 Term Trust	—	—	—	—	—	—
BlackRock California Municipal Income Trust	—	—	—	—	—	—
BlackRock Municipal Income Trust	—	—	—	—	—	—
BlackRock Florida Municipal Income Trust	—	—	—	—	—	—
BlackRock New Jersey Municipal Income Trust	—	—	—	—	—	—
BlackRock New York Municipal Income Trust	—	—	—	—	—	—
BlackRock Insured Municipal Income Trust	—	—	—	—	—	—
BlackRock Pennsylvania Strategic Municipal Trust	—	—	—	—	—	—
BlackRock Strategic Municipal Trust	—	—	—	—	—	—
BlackRock Insured Municipal Term Trust, Inc.	—	—	—	—	—	—
BlackRock California Insured Municipal 2008 Term Trust, Inc.	—	—	—	—	—	—
BlackRock Florida Insured Municipal 2008 Term Trust	—	—	—	—	—	—
BlackRock Insured Municipal 2008 Term Trust, Inc.	—	—	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Investment Quality Municipal Trust, Inc.	—	—	—	—	—	—
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	—	—	—	—	—	—
BlackRock California Investment Quality Municipal Trust Inc.	—	—	—	—	—	—
BlackRock Florida Investment Quality Municipal Trust	—	—	—	—	—	—
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	—	—	—	—	—	—
BlackRock New York Investment Quality Municipal Trust, Inc.	—	—	—	—	—	—
BlackRock Global Equity Income Trust	—	—	—	—	—	—
BlackRock Preferred and Equity Advantage Trust	—	—	—	—	—	—
BlackRock Real Asset Equity Trust	—	—	—	—	—	—
BlackRock World Investment Trust	—	—	—	—	—	—
BlackRock Enhanced Dividend AchieversTM Trust	—	—	—	—	—	—
BlackRock Global Opportunities Equity Trust	—	—	—	—	—	—
BlackRock High Income Shares	—	—	—	—	—	—
BlackRock Health Sciences Trust	—	—	—	—	—	—
BlackRock Global Energy and Resources Trust	—	—	—	—	—	—
BlackRock Global Floating Rate Income Trust	—	—	—	—	—	—
BlackRock S&P Quality Rankings Global Equity Managed Trust	—	—	—	—	—	—
BlackRock Strategic Dividend AchieversTM Trust	—	—	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Dividend AchieversTM Trust	—	—	—	—	—	—
BlackRock Limited Duration Income Trust	—	—	—	—	—	—
BlackRock Municipal 2020 Term Trust	—	—	—	—	—	—
BlackRock Florida Municipal 2020 Term Trust	—	—	—	—	—	—
BlackRock Preferred Opportunity Trust	—	—	—	—	—	—
BlackRock Core Bond Trust	—	—	—	—	—	—
BlackRock Strategic Bond Trust	—	—	—	—	—	—
BlackRock Broad Investment Grade 2009 Term Trust, Inc.	—	—	—	—	—	—
BlackRock High Yield Trust	—	—	—	—	—	—
BlackRock Income Trust, Inc.	—	—	—	—	—	—
BlackRock Income Opportunity Trust, Inc.	—	—	—	—	—	—
BlackRock International Growth and Income Trust	—	—	—	—	—	—
BlackRock MuniYield Florida Insured Fund	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Michigan Insured Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield New Jersey Insured Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Pennsylvania Insured Fund	1,739,500	1,227,000	—	—	—	—
BlackRock S&P 500® Protected Equity Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Muni Intermediate Duration Fund, Inc.	1,227,000	945,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Muni New York Intermediate Duration Fund, Inc.	1,227,000	945,000	—	—	—	—
BlackRock Debt Strategies Fund, Inc.	1,739,500	1,227,000	—	—	—	—
Master Senior Floating Rate LLC	1,739,500	1,227,000	—	—	—	—
BlackRock Senior Floating Rate Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Senior Floating Rate Fund II, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Diversified Income Strategies Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Floating Rate Income Strategies Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Floating Rate Income Strategies Fund II, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniHoldings Florida Insured Fund	1,739,500	1,227,000	—	—	—	—
BlackRock MuniHoldings Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniHoldings Fund II, Inc.	1,409,500	1,227,000	—	—	—	—
BlackRock MuniHoldings Insured Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	1,409,500	1,227,000	—	—	—	—
BlackRock MuniHoldings New York Insured Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniVest Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniVest Fund II, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Senior High Income Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Apex Municipal Fund, Inc.	1,227,000	945,000	—	—	—	—
BlackRock Corporate High Yield Fund, Inc.	1,227,000	945,000	—	—	—	—
BlackRock Corporate High Yield Fund III, Inc.	1,227,000	945,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Corporate High Yield Fund V, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Corporate High Yield Fund VI, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniAssets Fund, Inc.	1,227,000	945,000	—	—	—	—
BlackRock MuniEnhanced Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniHoldings California Insured Fund, Inc.	1,227,000	945,000	—	—	—	—
BlackRock MuniHoldings Insured Fund II, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Arizona Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield California Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield California Insured Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Florida Fund	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Insured Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Michigan Insured Fund II, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield New Jersey Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield New York Insured Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Quality Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock MuniYield Quality Fund II, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Enhanced Capital and Income Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Preferred Income Strategies Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	1,739,500	1,227,000	—	—	—	—

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Multi-Strategy Hedge Opportunities LLC	1,739,500	1,227,000	—	—	—	—
BlackRock Multi-Strategy Hedge Advantage	1,739,500	1,227,000	—	—	—	—
BlackRock Enhanced Equity Yield Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	1,739,500	1,227,000	—	—	—	—
BlackRock Enhanced Government Fund, Inc.	1,739,500	1,227,000	—	—	—	—

Aggregate non-audit fees for services provided to the Fund, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Long-Term Municipal Advantage Trust	174,000	(1)	—	(4)
BlackRock California Insured Municipal Income Trust	176,500		296,350
BlackRock Florida Insured Municipal Income Trust	176,900		296,850
BlackRock New York Insured Municipal Income Trust	176,700		296,550
BlackRock Municipal Income Trust II	178,400		298,650
BlackRock New York Municipal Income Trust II	176,500		296,350
BlackRock California Municipal Income Trust II	176,800		296,750
BlackRock California Municipal Bond Trust	176,400		296,250
BlackRock Municipal Bond Trust	177,100		297,150
BlackRock Florida Municipal Bond Trust	176,400		296,250
BlackRock New Jersey Municipal Bond Trust	176,300		295,950
BlackRock New York Municipal Bond Trust	176,300		296,150
BlackRock Maryland Municipal Bond Trust	176,200		295,950
BlackRock Virginia Municipal Bond Trust	176,200		295,950
BlackRock California Municipal 2018 Term Trust	176,700		296,550
BlackRock New York Municipal 2018 Term Trust	176,400		296,150
BlackRock Municipal 2018 Term Trust	177,700		297,950
BlackRock California Municipal Income Trust	177,600		297,750
BlackRock Municipal Income Trust	180,500		300,550
BlackRock Florida Municipal Income Trust	176,700		296,650
BlackRock New Jersey Municipal Income Trust	176,800		296,750
BlackRock New York Municipal Income Trust	177,300		297,450
BlackRock Insured Municipal Income Trust	178,700		299,150
BlackRock Pennsylvania Strategic Municipal Trust	176,200		295,950
BlackRock Strategic Municipal Trust	176,800		296,750
BlackRock Insured Municipal Term Trust, Inc.	177,800		298,150

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)		Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock California Insured Municipal 2008 Term Trust, Inc.	177,100		297,250
BlackRock Florida Insured Municipal 2008 Term Trust	176,900		296,850
BlackRock Insured Municipal 2008 Term Trust, Inc.	178,900		299,550
BlackRock Investment Quality Municipal Trust, Inc.	177,800		298,050
BlackRock New York Insured Municipal 2008 Term Trust, Inc.	177,200		297,350
BlackRock California Investment Quality Municipal Trust Inc.	176,100		295,850
BlackRock Florida Investment Quality Municipal Trust	176,100		295,850
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	176,100		295,850
BlackRock New York Investment Quality Municipal Trust, Inc.	176,100		295,850
BlackRock Global Equity Income Trust	—	(2)	—	(4)
BlackRock Preferred and Equity Advantage Trust	—	(2)	—	(4)
BlackRock Real Asset Equity Trust	174,000	(1)	—	(4)
BlackRock World Investment Trust	179,700		287,150
BlackRock Enhanced Dividend AchieversTM Trust	180,700		290,550	(3)
BlackRock Global Opportunities Equity Trust	176,200		289,550	(3)
BlackRock High Income Shares	180,000		296,950
BlackRock Health Sciences Trust	175,500		290,350	(3)
BlackRock Global Energy and Resources Trust	180,200		295,650	(3)
BlackRock Global Floating Rate Income Trust	179,100		297,650
BlackRock S&P Quality Rankings Global Equity Managed Trust	174,700		294,250
BlackRock Strategic Dividend AchieversTM Trust	176,900		296,250
BlackRock Dividend AchieversTM Trust	179,400		298,950
BlackRock Limited Duration Income Trust	178,800		298,350
BlackRock Municipal 2020 Term Trust	178,100		298,450
BlackRock Florida Municipal 2020 Term Trust	176,600		296,450
BlackRock Preferred Opportunity Trust	179,100		299,550
BlackRock Core Bond Trust	176,500		296,250
BlackRock Strategic Bond Trust	174,700		294,350
BlackRock Broad Investment Grade 2009 Term Trust, Inc.	182,300		301,450
BlackRock High Yield Trust	174,300		293,950
BlackRock Income Trust, Inc.	176,800		296,550
BlackRock Income Opportunity Trust, Inc.	176,600		296,350
BlackRock International Growth and Income Trust	—	(2)	—	(4)
BlackRock MuniYield Florida Insured Fund	3,214,283		6,302,849
BlackRock MuniYield Michigan Insured Fund, Inc.	3,214,283		6,283,449
BlackRock MuniYield New Jersey Insured Fund, Inc.	3,214,283		6,302,849
BlackRock MuniYield Pennsylvania Insured Fund	3,214,283		6,302,849
BlackRock S&P 500® Protected Equity Fund, Inc.	3,056,250		6,833,088
BlackRock Muni Intermediate Duration Fund, Inc.	3,134,217		9,040,143
BlackRock Muni New York Intermediate Duration Fund, Inc.	3,134,217		9,040,143
BlackRock Debt Strategies Fund, Inc.	3,048,717		4,958,454

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Senior Floating Rate LLC	3,107,700	7,385,727
BlackRock Senior Floating Rate Fund, Inc.	3,104,500	7,382,727
BlackRock Senior Floating Rate Fund II, Inc.	3,104,500	7,382,727
BlackRock Diversified Income Strategies Fund, Inc.	3,112,500	7,392,327
BlackRock Floating Rate Income Strategies Fund, Inc.	3,112,500	7,382,727
BlackRock Floating Rate Income Strategies Fund II, Inc.	3,048,717	4,958,454
BlackRock MuniHoldings Florida Insured Fund	3,108,000	7,386,227
BlackRock MuniHoldings Fund, Inc.	3,007,233	3,448,833
BlackRock MuniHoldings Fund II, Inc.	2,196,250	7,935,866
BlackRock MuniHoldings Insured Fund, Inc.	3,007,233	3,448,833
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	2,196,250	7,932,366
BlackRock MuniHoldings New York Insured Fund, Inc.	3,108,000	7,386,227
BlackRock MuniVest Fund, Inc.	3,108,000	7,399,127
BlackRock MuniVest Fund II, Inc.	3,214,283	6,297,149
BlackRock Senior High Income Fund, Inc.	3,048,717	4,958,454
BlackRock Apex Municipal Fund, Inc.	2,915,800	8,187,005
BlackRock Corporate High Yield Fund, Inc.	3,138,717	9,036,643
BlackRock Corporate High Yield Fund III, Inc.	3,138,717	9,036,643
BlackRock Corporate High Yield Fund V, Inc.	3,112,500	7,382,727
BlackRock Corporate High Yield Fund VI, Inc.	3,112,500	7,382,727
BlackRock MuniAssets Fund, Inc.	3,130,717	9,036,643
BlackRock MuniEnhanced Fund, Inc.	3,062,633	5,487,288
BlackRock MuniHoldings California Insured Fund, Inc.	2,919,300	8,190,505
BlackRock MuniHoldings Insured Fund II, Inc.	3,059,750	6,836,588
BlackRock MuniYield Fund, Inc.	3,214,283	6,302,849
BlackRock MuniYield Arizona Fund, Inc.	3,214,283	6,303,349
BlackRock MuniYield California Fund, Inc.	3,214,283	6,303,349
BlackRock MuniYield California Insured Fund, Inc.	3,214,283	6,303,349
BlackRock MuniYield Florida Fund	3,214,283	6,303,349
BlackRock MuniYield Insured Fund, Inc.	3,214,283	6,283,449
BlackRock MuniYield Michigan Insured Fund II, Inc.	3,214,283	6,303,349
BlackRock MuniYield New Jersey Fund, Inc.	3,147,617	5,757,510
BlackRock MuniYield New York Insured Fund, Inc.	3,214,283	6,303,349
BlackRock MuniYield Quality Fund, Inc.	3,214,283	6,303,349
BlackRock MuniYield Quality Fund II, Inc.	3,214,283	6,299,849
BlackRock Enhanced Capital and Income Fund, Inc.	3,085,450	5,583,471
BlackRock Preferred Income Strategies Fund, Inc.	3,214,283	6,283,449
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	3,214,283	6,283,449
BlackRock Multi-Strategy Hedge Opportunities LLC	3,061,200	3,799,550
BlackRock Multi-Strategy Hedge Advantage	3,022,300	3,764,550
BlackRock Enhanced Equity Yield Fund, Inc.	3,077,450	5,593,071
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	3,077,450	5,593,071
BlackRock Enhanced Government Fund, Inc.	3,077,450	5,583,471

(1)	BlackRock Long-Term Municipal Advatange Trust and BlackRock Real Equity Asset Trust have not completed a full fiscal year, however BlackRock Long-Term Municipal Advatange Trust and BlackRock Real Equity Asset Trust have nonetheless paid to D&T fees for professional services rendered.

(2)	BlackRock Global Equity Income Trust, BlackRock International Growth and Income Trust and BlackRock Preferred and Equity Advantage Trust have not completed their initial fiscal year or period.
(3)

BlackRock Global Energy and Resources Trust, BlackRock Health Sciences Trust, BlackRock Global Opportunities Equity Trust and BlackRock Enhanced Dividend AchieversTM Trust had not completed a full fiscal year. However BlackRock Global Energy and Resources Trust, BlackRock Health Sciences Trust, BlackRock Global Opportunities Equity Trust and BlackRock Enhanced Dividend AchieversTM Trust had nonetheless paid to D&T fees for professional services rendered.

(4)	The Fund had not yet been formed in the fiscal year or period preceding the most recent one.

Appendix J

5% Share Ownership

As of June 20, 2007, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated:

Fund	Class	Percent (%)	Name	Address
BlackRock Broad Investment Grade 2009 Term Trust, Inc.	Common	5.10	Karpus Management, Inc.	14 Tobey Village, Office Park Pittsford, New York 14534

BlackRock New York Insured Municipal 2008 Term Trust, Inc.	Common	8.80	Karpus Management, Inc.	14 Tobey Village, Office Park Pittsford, New York 14534

BlackRock Insured Municipal 2008 Term Trust, Inc.	Common	5.70	Karpus Management, Inc.	14 Tobey Village, Office Park Pittsford, New York 14534

BlackRock Florida Insured Municipal 2008 Term Trust	Common	6.60	Karpus Management, Inc.	14 Tobey Village, Office Park Pittsford, New York 14534

BlackRock Insured Municipal Term Trust, Inc.	Common	5.10	Karpus Management, Inc.	14 Tobey Village, Office Park Pittsford, New York 14534

BlackRock California Municipal Bond Trust	Common	5.60	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock High Income Shares	Common	8.30	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock California Insured Municipal Income Trust	Common	6.50	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock California Municipal Income Trust II	Common	7.80	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock New York Municipal Bond Trust	Common	5.40	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock Core Bond Trust	Common	10.00	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock California Municipal Income Trust	Common	6.40	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock Income Opportunity Trust, Inc.	Common	5.30	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock Strategic Dividend AchieversTM Trust	Common	6.10	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

J-1

Fund	Class	Percent (%)	Name	Address
BlackRock S&P Quality Rankings Global Equity Managed Trust	Common	6.00	First Trust Portfolios L.P.	1001 Warrensville Road Lisle, Illinois 60532

BlackRock Investment Quality Municipal Trust, Inc.	Common	7.80	Sakharam D. Mahurkar Trust	2768 Palm Springs Ln Aurora, Illinois 60502-4487

BlackRock California Investment Quality Municipal Trust, Inc.	Common	26.40	M.H Whittier Corp. and The Whittier Trust Co. of Nevada, Inc.	1600 Hunting Drive South Pasadena, California 91030

BlackRock Corporate High Yield Fund, Inc.	Common	5.70	Morgan Stanley	1585 Broadway New York, New York 10036

	Common	5.50	First Trust Portfolios, L.P.*	1001 Warrenville Road Lisle, Illinois 60532

BlackRock Corporate High Yield Fund III, Inc.	Common	5.70	First Trust Portfolios, L.P.*	1001 Warrenville Road Lisle, Illinois 60532

BlackRock Corporate High Yield Fund V, Inc.	Common	5.20	First Trust Portfolios, L.P.*	1001 Warrenville Road Lisle, Illinois 60532

BlackRock Corporate High Yield Fund VI, Inc.	Common	6.10	Morgan Stanley	1585 Broadway New York, New York 10036

BlackRock Corporate High Yield Fund VI, Inc.	Common	6.10	First Trust Portfolios, L.P.*	1001 Warrenville Road Lisle, Illinois 60532

BlackRock Diversified Income Strategies Funds, Inc.	Common	10.20	First Trust Portfolios, L.P.*	1001 Warrenville Road Lisle, Illinois 60532

BlackRock Floating Rate Income Strategies Fund, Inc.	Common	6.80	First Trust Portfolios, L.P.*	1001 Warrenville Road Lisle, Illinois 60532

BlackRock Floating Rate Income Strategies Fund II, Inc.	Common	7.20	Morgan Stanley	1585 Broadway New York, New York 10036

	Common	5.80	First Trust Portfolios, L.P.*	1001 Warrenville Road Lisle, Illinois 60532

BlackRock Preferred and Income Strategies Fund, Inc.	Common	7.10	Morgan Stanley	1585 Broadway New York, New York 10036

BlackRock Senior Floating Rate Fund, Inc.	Common	92.23	Merrill Lynch Pierce Fenner*	4800 E. Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484

BlackRock Senior Floating Rate Fund II, Inc.	Common	94.64	Merrill Lynch Pierce Fenner*	4800 E. Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484

*	Indicates record holders that do not beneficially hold the shares.

J-2

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ BROCK1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK FUNDS

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.

01) G. Nicholas Beckwith, III
02) Richard E. Cavanagh
03) Richard S. Davis
04) Kent Dixon
05) Frank J. Fabozzi
06) Kathleen F. Feldstein
07) James T. Flynn
08) Henry Gabbay
09) Jerrold B. Harris
10) R. Glenn Hubbard
11) W. Carl Kester
12) Karen P. Robards
13) Robert S. Salomon, Jr.

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposals

	For	Against	Abstain
2. To approve amending the declaration of trust.	☐	☐	☐

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

AUCTION MARKET PREFERRED STOCK

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

BROCK3

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK FUNDS

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.

01) G. Nicholas Beckwith, III	08) Henry Gabbay
02) Richard E. Cavanagh	09) Jerrold B. Harris
03) Richard S. Davis	10) R. Glenn Hubbard
04) Kent Dixon	11) W. Carl Kester
05) Frank J. Fabozzi	12) Karen P. Robards
06) Kathleen F. Feldstein	13) Robert S. Salomon, Jr.
07) James T. Flynn	

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposal

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

AUCTION MARKET PREFERRED STOCK

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

☒

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: BROCKS KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BLACKROCK FUNDS

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.

		For All	Withhold All	For All Except
01) G. Nicholas Beckwith, III	07) Henry Gabbay	☐	☐	☐
02) Richard E. Cavanagh	08) Jerrold B. Harris			
03) Richard S. Davis	09) R. Glenn Hubbard			
04) Kent Dixon	10) Karen P. Robards			
05) Kathleen F. Feldstein	11) Robert S. Salomon, Jr.			
06) James T. Flynn				

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposals

	For	Against	Abstain
2. To approve amending the declaration of trust.	☐	☐	☐

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

AMPS FUNDS - COMMON STOCK

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

BROCK7

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

BLACKROCK FUNDS

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.
   - 01) G. Nicholas Beckwith, III
   - 02) Richard E. Cavanagh
   - 03) Richard S. Davis
   - 04) Kent Dixon
   - 05) Kathleen F. Feldstein
   - 06) James T. Flynn
   - 07) Henry Gabbay
   - 08) Jerrold B. Harris
   - 09) R. Glenn Hubbard
   - 10) Karen P. Robards
   - 11) Robert S. Salomon, Jr.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposal

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

AMPS FUNDS - COMMON STOCK

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ BROCK9 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK FUNDS

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.

01) G. Nicholas Beckwith, III	08) Henry Gabbay
02) Richard E. Cavanagh	09) Jerrold B. Harris
03) Richard S. Davis	10) R. Glenn Hubbard
04) Kent Dixon	11) W. Carl Kester
05) Frank J. Fabozzi	12) Karen P. Robards
06) Kathleen F. Feldstein	13) Robert S. Salomon, Jr.
07) James T. Flynn	

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposals

		For	Against	Abstain
2.	To approve amending the declaration of trust.	☐	☐	☐

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

BROC11

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK FUNDS

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.
   01) G. Nicholas Beckwith, III
   02) Richard E. Cavanagh
   03) Richard S. Davis
   04) Kent Dixon
   05) Frank J. Fabozzi
   06) Kathleen F. Feldstein
   07) James T. Flynn
   08) Henry Gabbay
   09) Jerrold B. Harris
   10) R. Glenn Hubbard
   11) W. Carl Kester
   12) Karen P. Robards
   13) Robert S. Salomon, Jr.

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposal

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

BROC13

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKROCK MUNIVEST FUND, INC.

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.
   01) Frank J. Fabozzi
   02) W. Carl Kester

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposal

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

AUCTION MARKET PREFERRED STOCK

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DELAWARE 19809

BROADRIDGE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by BlackRock in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BlackRock, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ BROC15 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BLACKROCK MUNIVEST FUND, INC.

02 0000000000 999999999999

Vote on Directors

1. Election of Nominees.

	For All	Withhold All	For All Except
01) G. Nicholas Beckwith, III 02) Richard E. Cavanagh 03) Richard S. Davis 04) Kent Dixon 05) Kathleen F. Feldstein 06) James T. Flynn 07) Henry Gabbay 08) Jerrold B. Harris 09) R. Glenn Hubbard 10) Karen P. Robards 11) Robert S. Salomon, Jr.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Vote on Proposal

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Sign, Date and Return the Proxy Card Promptly, If Received by Mail, Using the Enclosed Envelope.

Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

COMMON STOCK

BLACKROCK FUNDS

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Donald C. Burke, Howard B. Surloff and Brian P. Kindelan as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the "Fund"), held of record by the undersigned on June 20, 2007 at the annual meeting of shareholders of the Fund to be held at the offices of BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10022 on Thursday, August 16, 2007, or any adjournment or postponement thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once, if received by mail, in the enclosed envelope.

(Continued and to be signed on the reverse side)